                                           File Nos.  2-86837
                                                     811-3859

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                  REGISTRATION STATEMENT UNDER THE SECURITIES
                     ACT OF 1933                           [ X ]

                Pre-Effective Amendment No.                [   ]
                Post-Effective Amendment No. 25            [ X ]

                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                  COMPANY ACT OF 1940                      [ X ]

                               Amendment No.  18
                        (Check appropriate box or boxes)

                           VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                              (Name of Depositor)

                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                             Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address of Agent for Service)


Title and Amount
of Securities                                      Amount of
Being Registered                                   Registration Fee
----------------                                   ----------------
Flexible Payment    Pursuant to Rule 24f-2, the        $
Deferred Annuity    Registrant has filed an election
Contracts           to register an indefinite
                    number of securities
                    under the Securities Act of 1933

It is proposed that this filing will become effective:


         -- immediately upon filing pursuant to paragraph (b) of Rule 485 X on January 29, 1996 pursuant to paragraph (b) of Rule 485
         -- 60 days after filing pursuant to paragraph (a) of Rule 485
         -- on [date] pursuant to paragraph (a) of Rule 485



The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended November 30, 1995 on or about January 30, 1996.

                           VARIABLE SEPARATE ACCOUNT

                             Cross Reference Sheet

                              PART A - PROSPECTUS

Item Number in Form N-4                            Caption
-----------------------                            -------
1.       Cover Page.............................   Cover Page

2.       Definitions............................   Definitions

3.       Synopsis...............................   Summary of the Contracts

4.       Condensed Financial Information........   Condensed Financial
                                                   Information; Financial
                                                   Information

5.       General Description of Registrant,
         Depositor and Portfolio Companies......   Separate Account;
                                                   Insurance Company;
                                                   Anchor Pathway Fund

6.       Deductions.............................   Charges and Deductions

7.       General Description of
         Variable Annuity Contracts.............   Contract; Exercise of
                                                   Rights Under the
                                                   Contract

8.       Annuity Period.........................   Fixed and Variable
                                                   Annuity Provisions;
                                                   Additional Variable
                                                   Annuity Provisions

9.       Death Benefit..........................   Death Benefit

10.      Purchases and Contract Value...........   Contract; Variable
                                                   Account Accumulation
                                                   Provisions; Distribution
                                                   of Contracts

11.      Redemptions............................   Exercise of Rights Under
                                                   the Contract

12.      Taxes..................................   Federal Income Tax Status

13.      Legal Proceedings......................   Other Information

14.      Table of Contents of Statement
         of Additional Information..............   Statement of Additional
                                                   Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


         Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


Item Number in Form N-4                            Caption
-----------------------                            -------
15.      Cover Page.............................   Cover Page

16.      Table of Contents......................   Table of Contents

17.      General Information and History........   Insurance Company

18.      Services...............................   Not Applicable

19.      Purchase of Securities Being Offered...   Contract (P)

20.      Underwriters...........................   Distribution of Contracts

21.      Calculation of Performance Data........   Performance Data

22.      Annuity Payments.......................   Fixed and Variable
                                                   Annuity Provisions (P);
                                                   Additional Variable
                                                   Annuity Provisions (P);
                                                   Variable Account
                                                   Accumulation Provisions

23.      Financial Statements...................   Financial Statements



                                     PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              AMERICAN PATHWAY II

       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY
                           VARIABLE SEPARATE ACCOUNT

     The contract described in this Prospectus is an Individual Deferred Variable Benefit and Fixed Benefit Annuity Contract ("Contract") designed to provide annuity benefits to individual purchasers in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Revenue Code, as amended ("Code"). The Contract described herein, however, may also be used to provide annuity benefits to individual purchasers in connection with retirement plans that do qualify under the Code. This Prospectus describes only the variable portion of the Contract. Purchase payments under the Contract may be allocated to the Variable Separate Account ("Separate Account"). The Separate Account will be invested in shares of the Anchor Pathway Fund, a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Anchor Pathway Fund consists of seven series each of which has its own investment objective and policies.


     Anchor National Life Insurance Company discontinued new sales of the Contract as of the close of business on August 31, 1993. The Company will continue to accept subsequent payments on existing contracts and to issue the Contract to new participants in existing qualified retirement plans using the Contract as a funding vehicle.



     This Prospectus and the Prospectus for Anchor Pathway Fund set forth concisely the information a prospective investor ought to know before investing. Additional information about the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 29, 1996. The Statement of Additional Information is available without charge upon written request to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by telephoning (800) 445-7862. The Table of Contents of the Statement of Additional Information appears on page 23 of this Prospectus.


                            ------------------------

             THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A
               CURRENT PROSPECTUS OF ANCHOR PATHWAY FUND. BOTH
                  PROSPECTUSES SHOULD BE READ CAREFULLY AND
                        RETAINED FOR FUTURE REFERENCE.

                            ------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                            ------------------------


                THE DATE OF THIS PROSPECTUS IS JANUARY 29, 1996.

                               TABLE OF CONTENTS


TOPIC                                             PAGE
-----                                             ----
DEFINITIONS.....................................    2
SUMMARY OF THE CONTRACTS........................    3
CONDENSED FINANCIAL INFORMATION.................    7
FINANCIAL INFORMATION...........................    8
INSURANCE COMPANY...............................    8
SEPARATE ACCOUNT................................    9
CHARGES AND DEDUCTIONS..........................    9
ANCHOR PATHWAY FUND.............................   11
CONTRACT........................................   12
VARIABLE ACCOUNT ACCUMULATION
  PROVISIONS....................................   12
DEATH BENEFIT...................................   13
EXERCISE OF RIGHTS UNDER THE
  CONTRACT......................................   13
FIXED AND VARIABLE ANNUITY
  PROVISIONS....................................   16
ANNUITY OPTIONS AVAILABLE ON A FIXED
  OR VARIABLE BASIS.............................   17
ANNUITY OPTIONS AVAILABLE ON A FIXED
  BASIS ONLY....................................   18
ADDITIONAL VARIABLE ANNUITY
  PROVISIONS....................................   18
MISCELLANEOUS PROVISIONS........................   19
FEDERAL INCOME TAX STATUS.......................   19
DISTRIBUTION OF CONTRACTS.......................   22
VOTING RIGHTS...................................   22
OTHER INFORMATION...............................   22
STATEMENT OF ADDITIONAL
  INFORMATION -- Table of Contents..............   23
APPENDIX -- The General Account.................  A-1


                                  DEFINITIONS

     Accumulation Unit: A measuring unit used to determine the value of a Contract Owner's interest in a Variable Account of the Separate Account prior to the Annuity Date.

     Annuitant: The person on whose continuation of life annuity payments under a Contract are based.

     Annuity: A series of income payments made to the Contract Owner or Contract Owner's designee for a defined period of time.

     Annuity Date:  The date on which annuity payments are to start.

     Annuity Unit: A measuring unit used to compute the annuity payments from a Variable Account of the Separate Account.

     Beneficiary(ies): The person(s) designated to receive any benefits under a Contract upon the death of the Annuitant.


     Company:  Anchor National Life Insurance Company, an Arizona corporation.


     Contract: The Individual Deferred Variable Benefit and Fixed Benefit Annuity Contract issued by the Company. Only the variable portion of the Contract is described in this Prospectus.

     Contract Owner: The person entitled to exercise all rights under a Contract.

     Contract Value: The sum of the Contract Owner's interest in the Variable Accounts of the Separate Account and the Contract Owner's interest in the General Account. The Contract Owner's interest in the Separate Account is the sum of the Accumulation Unit values. The Contract Owner's interest in the General Account is the accumulated value of the amounts allocated to the General Account, plus the interest credited thereon as guaranteed in the Contract, less any prior withdrawals and/or amounts applied to annuity options and transaction charges.

     Contract Year: A year starting from the date a Contract is issued in one calendar year and ending in the succeeding calendar year.

     Due Proof of Death: (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

     Fixed Annuity: An Annuity providing guaranteed level payments. These payments are not based upon the investment experience of the Separate Account.

     General Account: All assets of the Company other than those in the Separate Account or in any other segregated asset account of the Company.

     Net Contract Value: The Contract Value less any applicable charges and deductions.

     Net Investment Factor: An index used to measure the investment experience of a Variable Account from one Valuation Period to the next.

     Purchase Payments: The money paid for a Contract.

     Separate Account: Variable Separate Account, formerly known as American Pathway II -- Separate Account of Anchor National Life Insurance Company, a segregated asset account established by the Company to receive and invest amounts allocated to provide variable and fixed benefits under the Contract.

     Valuation Period: The interval from one valuation date on which the Separate Account's Accumulation and Annuity Units are valued to the following valuation date on which these Units are valued.

     Variable Account: A division of the Separate Account. The Separate Account consists of seven Variable Accounts. Each Variable Account is invested in a specified series of Anchor Pathway Fund ("Fund").

     Variable Annuity: A series of periodic payments that vary in amount according to the investment experience of the Variable Accounts.

                            SUMMARY OF THE CONTRACTS

     QUALIFIED AND NON-QUALIFIED CONTRACTS -- The Contract is intended to be issued primarily for retirement plans that do not qualify for special tax treatment ("Non-Qualified Contracts") and for individuals seeking to accumulate funds for retirement whether or not the individuals are otherwise participating in qualified or non-qualified retirement plans. The Contract may also be issued to plans qualifying for special tax treatment ("Qualified Contracts"), such as individual retirement annuities ("IRAs"), section 403(b) tax-sheltered annuities, section 457 deferred compensation plans, money purchase pension plans and profit-sharing plans. This Prospectus is intended to serve as a disclosure document for the variable portion of the Contract only.


     PURCHASE PAYMENTS -- The full amount of each Purchase Payment, undiminished by an initial sales charge, is credited to the Separate Account, the General Account or allocated between them, according to the Contract Owner's designation. A contingent deferred sales charge, however, may be imposed in the event of an early withdrawal (redemption) of Contract Value. See "Charges and Deductions".



     The Contract permits Purchase Payments to be made on a flexible basis at any time prior to annuitization subject to the following restrictions. The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $500 for Non-Qualified Contracts and $250 for Qualified Contracts. Subsequent Purchase Payments into either a Non-Qualified or Qualified Contract are subject to a $25 minimum if they are paid through the Automatic Payment Authorization Program, provided the Contract Owner's financial institution is a member of the National Data Corporation clearinghouse network. An enrollment form for this program is available from the Company. Subsequent Purchase Payments for all policies issued on or before March 31, 1991, will continue to be subject to an annual minimum of $300 with a minimum payment amount of $25, the minimum requirements in effect at the time such policies were issued. See "Purchase Payments".



     VARIABLE ACCOUNTS -- The Separate Account is divided into seven Variable Accounts, each of which is invested in shares of a designated series of the Fund. One or more Variable Accounts may be selected by Contract Owners and the selections may be changed subject to certain conditions described herein. The Contract Value and the amount of the periodic Variable Annuity payments reflect the investment experience of the particular Variable Account selected, subject to the deduction of certain fees and charges. See "Separate Account" and "Charges and Deductions".

     ANCHOR PATHWAY FUND -- The Fund consists of seven series: the Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series, the High-Yield Bond Series, the U.S. Government/ AAA-Rated Securities Series and the Cash Management Series. See "Anchor Pathway Fund".



     CHARGES AND DEDUCTIONS -- A contingent deferred sales charge is deducted in the event of early withdrawals of the Contract Value, with certain exceptions. The charge will be 5% of any amounts withdrawn that are attributable to Purchase Payments made within five years prior to the date of withdrawal, determined on a first-in, first-out basis. No charge will be made for the part of the first withdrawal in a Contract Year that does not exceed 10% of the sum of Purchase Payments made more than one year prior to the date of withdrawal. In addition, no charge will apply to scheduled withdrawals made under the Systematic Withdrawal Program. However, during the time a Contract Owner is participating in the Systematic Withdrawal Program, the charge will apply to all nonscheduled withdrawals, including the first in any Contract Year.



     The cumulative sum of contingent deferred sales charges against amounts attributable to Purchase Payments made within five years prior to the date of withdrawal will never be more than 5% of the sum of all Purchase Payments made during the same period. See "Contingent Deferred Sales Charge".



     A Contract administration charge of $30 is deducted from the Contract Value on each Contract anniversary that occurs on or prior to the Annuity Date. The Contract administration charge is also deducted, without proration, if a full withdrawal is made before the next Contract anniversary. See "Contract Administration Charge".



     Premium taxes payable to a state or other governmental entity are deducted from the Contract Value at the time of surrender, upon death of the Annuitant or when annuity payments begin. Premium taxes currently range from 0% to 3.5%. See "Premium Taxes".



     The Company deducts a daily mortality risk premium at an annual rate of 0.80% of the total net assets of the Separate Account. See "Mortality Risk Charge". The Company deducts a daily expense risk charge at an annual rate of 0.35% of the total net assets of the Separate Account. See "Expense Risk Charge". In addition, the Company deducts a daily distribution expense risk charge at an annual rate of 0.15% of the total net assets of the Separate Account. See "Distribution Expense Risk Charge".



     A charge of $25 per transaction ($10 in Texas and Pennsylvania) is assessed against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract Year. See "Certain Transfers Charge".


     An investment advisory fee and a management fee are charged on a monthly basis, and accrued daily, for each series of the Fund. For each series except the International Series, these charges together are made at the annual rate of 0.60% of that portion of each series' average daily net assets not exceeding $30 million, plus 0.50% of that portion of each series' average daily net assets in excess of $30 million. The fees charged for the International Series are made at the annual rate of 0.90% of that portion of the series' average daily net assets not exceeding $60 million, plus 0.82% of that portion of the series' average daily net assets in excess of $60 million. See the Anchor Pathway Fund Prospectus for a discussion of the deductions and expenses paid out of the assets of the Fund.

CONTRACT OWNER TRANSACTION EXPENSES1:
    Maximum Contingent Deferred Sales Charge2, as a percentage of Purchase
      Payments.............................................................5.00%

ANNUAL CONTRACT ADMINISTRATION CHARGE3:...................................$30.00

SEPARATE ACCOUNT ANNUAL FEES AND CHARGES, as a percentage of total net assets:


     Mortality Risk Charge.............................................................. .80%
     Expense Risk Charge................................................................ .35%
     Distribution Expense Charge........................................................ .15%
                                                                                        -----
     TOTAL SEPARATE ACCOUNT ANNUAL FEES AND CHARGES.....................................1.30%
                                                                                        =====



ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND4, as a percentage of average net assets for the November 30, 1995 fiscal year:



                                                                                                     U.S.
                                                         GROWTH-      ASSET                       GOVERNMENT/       CASH
                              GROWTH    INTERNATIONAL    INCOME     ALLOCATION     HIGH-YIELD      AAA RATED     MANAGEMENT
                              SERIES       SERIES        SERIES       SERIES      BOND SERIES       SERIES         SERIES
                              ------    -------------    -------    ----------    ------------    -----------    ----------
Investment Advisory Fee.....  0.30%         0.60%         0.30%        0.31%          0.31%          0.31%          0.31%
Business Management Fee.....  0.20%         0.24%         0.20%        0.21%          0.21%          0.21%          0.21%
Other Expenses:
  Custodian and trustee
    fees....................  0.03%         0.19%         0.03%        0.05%          0.05%          0.05%          0.04%
  Auditing and legal fees...  0.01%         0.01%         0.01%        0.01%          0.01%          0.01%          0.01%
  Other expenses............  0.01%         0.01%         0.01%        0.01%          0.01%          0.01%          0.01%
TOTAL FUND OPERATING
  EXPENSES..................  0.55%         1.05%         0.55%        0.59%          0.59%          0.59%          0.58%


------------


1 Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the Contract Owner's state of residence, and not all states impose premium taxes.

2 There are some circumstances where the contingent deferred sales charge does not apply.

3 The administrative charge is deducted from the Contract Value on each Contract anniversary prior to the Annuity Date, or in full upon surrender of the Contract. The administrative charge is not deducted after the Annuity Date.

4 The operating expenses of Anchor Pathway Fund, the underlying investment of the Separate Account, are paid by the Fund and accordingly, are borne indirectly by Contract Owners.


                                                                                                       U.S.
                                                              GROWTH-     ASSET                     GOVERNMENT/      CASH
                                     GROWTH   INTERNATIONAL   INCOME    ALLOCATION    HIGH-YIELD     AAA RATED    MANAGEMENT
             EXAMPLE1                SERIES      SERIES       SERIES      SERIES     BOND SERIES      SERIES        SERIES
                                     ------   -------------   -------   ----------   ------------   -----------   ----------
If you surrender your Contract at
  the end of the applicable time
  period:
    You would pay the following
      expenses on a $1,000
      investment, assuming 5%
      annual return on assets:
                    1 year.........   $ 70        $  75        $  70       $ 70          $ 70          $  70         $ 70
                    3 years........    110          126          110        112           112            112          111
                    5 years........    154          179          154        156           156            156          155
                   10 years........    225          276          225        229           229            229          228



                                                                                                       U.S.
                                                               GROWTH-     ASSET                    GOVERNMENT/     CASH
                                      GROWTH   INTERNATIONAL   INCOME    ALLOCATION   HIGH-YIELD    AAA RATED    MANAGEMENT
             EXAMPLE(1)               SERIES      SERIES       SERIES      SERIES     BOND SERIES     SERIES       SERIES
                                      ------   -------------   -------   ----------   -----------   ----------   ----------
If you do not surrender your
  Contract:
    You would pay the following
      expenses on a $1,000
      investment, assuming 5% annual
      return on assets:
         1 year.....................   $ 20        $  25        $  20       $ 20         $  20         $ 20         $ 20
         3 years....................     60           76           60         62            62           62           61
         5 years....................    104          129          104        106           106          106          105
        10 years....................    225          276          225        229           229          229          228


------------

(1) The EXAMPLE, a projection, should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

            THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN
          UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR
           DIRECTLY AND INDIRECTLY. SEE "CHARGES AND DEDUCTIONS" AND
                    THE PROSPECTUS FOR ANCHOR PATHWAY FUND.


     TEN DAY REVIEW -- Within 10 days (or longer period if required by state law) of receipt of the Contract by a purchaser it may be returned to the Company for cancellation. Except as otherwise required by law, the Company will refund the Contract Value for the Valuation Period in which the Contract is received. The Contract Owner bears the investment risk during the ten day review period, except that for IRAs, the Purchase Payments or Contract Value, whichever is greater, will be returned.


     ANNUITY PAYMENTS -- Monthly annuity payments will start on the Annuity Date. The Contract Owner selects the Annuity Date and an annuity payment option. These selections may be changed prior to the Annuity Date. See "Change of Annuity Date or Annuity Option". The amount of Variable Annuity payments vary with the investment experience of the series in which Contract Value is invested.



     If the Net Contract Value at the Annuity Date is less than $5,000, the Company reserves the right to pay the Net Contract Value in a lump sum. If any annuity payment would be less than $50, the Company reserves the right to change the frequency of payments to such intervals as will result in payments of at least $50, or to pay the Contract Value in a lump sum. See "Minimum Annuity Payments".



     DEATH BENEFIT -- If the Annuitant dies prior to the Annuity Date, the Company will pay to the Beneficiary the greater of (a) the sum of all Purchase Payments net of withdrawals, or (b) the current Contract Value. Following the fifth Contract anniversary, the Company will pay the Beneficiary the greater of
(a) above, (b) above or (c) the Contract Value on the Contract anniversary preceding the death of the Annuitant less withdrawals and/or partial annuitizations since such anniversary. See "Death Benefit -- Before the Annuity Date".



     WITHDRAWALS -- Prior to the Annuity Date, the Contract Owner may withdraw all or part of the Contract Value. No withdrawals are permitted after annuity payments commence. The amount withdrawn must be at least $500 ($250 for withdrawals made under the Systematic Withdrawal Program) and, if the Contract is to continue in force, the remaining Contract Value must be at least $500. See "Exercise of Rights Under the Contract -- Withdrawals". A contingent deferred sales charge and a Contract administration charge may be imposed. See "Contingent Deferred Sales Charge" and "Contract Administration Charge". In addition, with the exception of section 403(b) Contracts, the earnings withdrawn are taxable as ordinary income and may be subject to a 10% federal tax penalty if withdrawn before age 59 1/2. Values may not be withdrawn from section 403(b) Contracts except under certain circumstances. See "Federal Income Tax Status".



     TRANSFERS TO AND FROM SEPARATE ACCOUNT -- Contract Owners may transfer all or part of Contract Value between the Separate Account and the General Account, subject to certain conditions. See "Transfers".



     TRANSFERS AMONG VARIABLE ACCOUNTS -- Contract Owners may, subject to certain conditions, transfer all or part of Contract Value from one Variable Account to one or more of the remaining Variable Accounts. See "Transfers".


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
       ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
         IN CONNECTION WITH THE OFFER DESCRIBED HEREIN AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON
       AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN
           OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER
                           WOULD BE UNLAWFUL THEREIN.

                        CONDENSED FINANCIAL INFORMATION


  VARIABLE     FOR 11
  ACCOUNTS     MONTHS      YEAR       YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
OF SEPARATE    ENDED      ENDED      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
  ACCOUNT     11/30/86   11/30/87   11/30/88    11/30/89    11/30/90    11/30/91    11/30/92    11/30/93    11/30/94    11/30/95
------------ ----------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Growth
    Beg.
      AUV...    11.97      15.59      14.72       17.70       25.99       23.47       29.37       35.17       41.05       41.86
    End
      AUV...    15.59      14.72      17.70       25.99       23.47       29.37       35.17       41.05       41.86       57.00
    End #
      AUs
      (000).    2,824      5,362      5,299       7,318      11,434      15,619      18,313      17,915      17,020      15,740
International(1)
    Beg.
      AUV...      --         --         --          --        10.00        9.61       10.01        9.91       12.48       13.32
    End
      AUV...      --         --         --          --         9.61       10.01        9.91       12.48       13.32       14.62
    End #
      AUs
      (000).      --         --         --          --        1,426       5,058       8,666      15,403      19,494      15,613
Growth-Income
    Beg.
      AUV...    14.64      17.86      16.12       19.50       25.58       23.35       27.93       31.99       35.47       35.70
    End
      AUV...    17.86      16.12      19.50       25.58       23.35       27.93       31.99       35.47       35.70       47.04
    End #
      AUs
      (000).    7,226     10,884     10,819      14,235      18,151      20,935      24,304      24,321      21,452      18,752
Asset
Allocation(2)
    Beg.
      AUV...      --         --         --        10.00       10.91       10.61       12.41       13.96       15.25       14.93
    End
      AUV...      --         --         --        10.91       10.61       12.41       13.96       15.25       14.93       19.31
    End #
      AUs
      (000).      --         --         --        2,138       5,189       6,306       9,611      10,926       9,558       7,954
High-Yield
  Bond
    Beg.
      AUV...    13.52      15.77      16.03       18.40       19.78       19.55       24.93       28.06       32.25       30.34
    End
      AUV...    15.77      16.03      18.40       19.78       19.55       24.93       28.06       32.25       30.34       35.62
    End #
      AUs
      (000).    3,365      3,886      4,258       4,338       4,051       4,723       5,272       5,907       4,200       4,115
U.S.
 Government/
  AAA-Rated
  Securities(3)
    Beg.
      AUV...    10.33      11.69      11.17       12.13       13.39       14.16       15.89       17.23       19.15       18.12
    End
      AUV...    11.69      11.17      12.13       13.39       14.16       15.89       17.23       19.15       18.12       20.73
    End #
      AUs
      (000).    2,753      3,448      3,676       6,415       9,061      12,105      13,392      11,935       8,242       6,505
Cash
  Management
    Beg.
      AUV...    11.35      11.86      12.39       13.10       14.08       15.01       15.69       15.99       16.20       16.56
    End
      AUV...    11.86      12.39      13.10       14.08       15.01       15.69       15.99       16.20       16.56       17.24
    End #
      AUs
      (000).    1,586      4,013      4,891       5,637      10,920      12,618      12,728      11,875      11,258       5,852


------------

AUV -- Accumulation Unit Value
AU -- Accumulation Units
(1) First offered May 9, 1990.
(2) First offered March 31, 1989.
(3) Previously known as U.S. Government Guaranteed Securities Series (first offered November 19, 1985).

     PERFORMANCE DATA -- From time to time the Cash Management Account may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a Contract funded by an investment in the Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

     In addition, the Variable Accounts may advertise "total return" data. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.


     For a more complete description of Contract charges, see "Charges and Deductions". For a more detailed description of the performance data computations, please refer to the Statement of Additional Information.


                             FINANCIAL INFORMATION


     Financial statements of the Separate Account may be found in the Statement of Additional Information. Financial statements of the Company are also contained in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by sending a written request to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.


                               INSURANCE COMPANY


     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.



     The Company and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and two broker-dealers, offer a full line of financial services, including fixed and variable annuities, mutual funds, premium finance and trust administration services. As of September 30, 1995, the Company had $7.78 billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $28.39 billion of assets, consisting of $16.84 billion of assets owned, $2.13 billion of assets managed in mutual funds and private accounts, and $9.42 billion under custody in retirement trust accounts.


     The Company may from time to time publish in advertisements, sales literature and reports to Contract Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps. A.M. Best and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of the Company.

     The Company is admitted to conduct life insurance business in the District of Columbia and in all states except New York. It markets the Contract in all jurisdictions in which it is admitted to conduct life insurance business.

                                SEPARATE ACCOUNT


     The Separate Account was initially established by the Company on June 25, 1981, pursuant to the provisions of California law, as a segregated investment account of the Company. In connection with the redomestication of the Company, the Separate Account was assumed intact by the Company. The Separate Account is divided into seven Variable Accounts, each of which is invested in shares of a designated series of the Fund. The Separate Account and each Variable Account therein is administered as part of the general business of the Company, but the income, gains and losses, whether or not realized, from assets allocated to each Variable Account are credited to or charged against that Variable Account in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Variable Account or arising out of any other business the Company may conduct. The assets within each Variable Account are not chargeable with liabilities arising out of the business conducted by any other Variable Account, nor will the Separate Account be chargeable with liabilities arising out of any other business the Company may conduct.



     All obligations arising under a Contract, including the guarantee to make annuity payments, are general corporate obligations of the Company, and all of the Company's assets are available to meet its expenses and obligations under the Contract. While the Company is obligated to make the variable benefit annuity payments under a Contract, the amount of these payments is not guaranteed. The Contract Value allocated to the Separate Account and the amount of the Variable Annuity payments vary with the investment experience of the Variable Account(s) and are subject to certain fees and charges. See "Charges and Deductions".


     The Company has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. Such registration does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Securities and Exchange Commission.

                             CHARGES AND DEDUCTIONS

     CONTINGENT DEFERRED SALES CHARGE -- No initial sales charge is deducted from Purchase Payments. A contingent deferred sales charge, however, may be imposed in the event of withdrawal (redemption) of the Contract Value. The contingent deferred sales charge is intended to recover the Company's expenses relating to the sale of the Contract, including commissions, preparation of sales literature and other sales activities.


     The contingent deferred sales charge is 5% of the amount withdrawn attributable to Purchase Payments made within five years prior to the date of withdrawal, determined on a first-in, first-out basis. The charge is assessed against the amount requested, but is deducted from the remaining Contract Value after the Contract Owner is paid the requested amount. If the Contract Owner is not participating in the Systematic Withdrawal Program, no charge is made for the part of the first withdrawal in a Contract Year that does not exceed 10% of the sum of Purchase Payments made more than one year prior to the date of withdrawal. If the Contract Owner is participating in the Systematic Withdrawal Program, the charge will be assessed against all withdrawals other than those made under that Program.


     In no event will the cumulative sum of contingent deferred sales charges against amounts attributable to Purchase Payments made within five years prior to the day of withdrawal be more than 5% of the sum of all Purchase Payments made during the same period.

     The 10% free withdrawal right discussed above will result in a monetary benefit to the Contract Owner only where the amount withdrawn is less than 110% of applicable Purchase Payments.

     The contingent deferred sales charge is eliminated when Contracts are issued to officers, directors or bona fide full-time employees of the Company, the investment adviser to the Fund or the principal underwriter of the Contract. Contracts so purchased are purchased for investment purposes and may not be resold.

     In addition, the contingent deferred sales charge may be waived by the Company on withdrawals from the Separate Account where the amount withdrawn is used to purchase another annuity contract issued by the Company. Additional information regarding the elimination or waiver of the contingent deferred sales charge may be obtained by contacting the Company.

     CONTRACT ADMINISTRATION CHARGE -- The Company has primary responsibility for administration of the Contract. Administrative services include issuing Contracts and maintaining Contract Owner records, including accounting, valuation and reporting services. The Company deducts a Contract administration charge of $30 per Contract Year for the administration charge. The Company does not anticipate realizing a gain from this charge. The Company, in its sole discretion, reserves the right to reduce the administration charge for Qualified Contracts where certain economies in administration costs are realized. The charge is deducted from the Contract Value on each Contract anniversary that occurs on or prior to the Annuity Date. The charge is also deducted upon full withdrawal of the Contract Value, without proration, if the withdrawal is made other than on a Contract anniversary. Even though administrative expenses may increase, the amount of this charge will not increase.


     PREMIUM TAXES -- Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. The Company currently intends to advance any premium taxes due at the time Purchase Payments are made and then deduct premium taxes from a Contract Owner's Contract Value at the time of surrender, upon death of the Annuitant or when annuity payments begin. The Company, however, reserves the right to deduct premium taxes when incurred. Premium taxes currently range from 0% to 3.5%.


     CERTAIN TRANSFERS CHARGE -- Up to fifteen transactions transferring amounts from the General Account or one or more Variable Accounts of the Separate Account, to one or more of the Variable Accounts or to the General Account may be made each Contract Year without charge. A charge of $25 per transaction ($10 in Texas and Pennsylvania) is assessed against any transaction in excess of the fifteen permitted without charge in any Contract Year. The charge will be deducted from the account or accounts from which the transfer was made. If the entire Contract Value in an account is transferred then the charge will be deducted from the transferred Contract Value.


     MORTALITY RISK CHARGE -- Annuity payments are not affected by the mortality experience (death rate) of persons receiving annuity payments or of the general population. For assuming this mortality risk and the risk inherent in the death benefit (see "Death Benefit -- Before the Annuity Date"), the Company deducts a mortality risk premium from the Separate Account daily. The premium is computed and deducted from each Variable Account at an annual rate of 0.80% of the total net assets of the Variable Account. If the mortality risk premium is insufficient to cover the actual costs of the mortality risk, the Company will bear the loss. However, if the amount proves more than sufficient, the excess will be a gain that the Company may use in its discretion to pay distribution and other expenses. The rate imposed for the mortality risk premium may not be increased.


     EXPENSE RISK CHARGE -- The Company guarantees that the Contract administration charge will not increase, regardless of actual expenses incurred by the Company. For assuming this expense risk, the Company deducts an expense risk charge from the Separate Account. The charge is computed and deducted daily from each Variable Account, at an annual rate of 0.35% of the total net assets of the Variable Account. If the expense risk charge is insufficient to cover the actual cost of the expense risk, the Company will bear the loss. However, if the charge is more than sufficient, the excess will be a gain that the Company may use in its discretion to pay distribution and other expenses. The rate imposed for the expense risk charge may not be increased.


     DISTRIBUTION EXPENSE CHARGE -- The Company guarantees that the contingent deferred sales charge stated in the Contract will not be increased. For assuming this distribution expense risk, the Company deducts a distribution expense charge daily from each Variable Account at an annual rate of 0.15% of the total net assets of the Variable Account. If the distribution expense charge and the contingent deferred sales charge are insufficient to cover the actual cost of distribution, the Company will bear the loss. However, if the charges are more than sufficient, the excess will be a gain that the Company may use in its discretion. The rate imposed for the distribution expense charge may not be increased.

                              ANCHOR PATHWAY FUND

     Anchor Pathway Fund was organized as a Massachusetts business trust on March 23, 1987, and is registered as a diversified, open-end management investment company under the 1940 Act. Such registration does not involve supervision by the Securities and Exchange Commission of the investments or investment policies of the Fund. The Fund consists of seven series: the Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series, the High-Yield Bond Series, the U.S. Government/AAA-Rated Securities Series and the Cash Management Series. The Board of Trustees of the Fund may establish additional series at any time. Series' assets are segregated and a shareholder's interest is limited to the series in which he or she owns shares.

     Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by Anchor Investment Adviser, Inc., an indirectly wholly owned subsidiary of the Company.


     The seven series have, and are subject to, certain investment policies and restrictions that may not be changed without a majority vote of the shareholders in that series. The rights of Contract Owners to instruct the Company on the voting of the Fund shares are described under "Voting Rights".


     The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics.

     The INTERNATIONAL SERIES seeks long-term growth of capital by investing in securities of issuers domiciled outside the United States.

     The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in securities which demonstrate the potential for appreciation and/or dividends.

     The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

     The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

     The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

     The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

     The Fund offers its shares solely to the Separate Account. Fund shares are used solely as the underlying investment medium for the Contracts offered in this Prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by the Company. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.

      DETAILED INFORMATION ABOUT THE FUND IS CONTAINED IN THE ACCOMPANYING
          CURRENT PROSPECTUS OF THE FUND. AN INVESTOR SHOULD CAREFULLY
             REVIEW THE FUND'S PROSPECTUS BEFORE ALLOCATING AMOUNTS
                         TO BE INVESTED IN ITS SERIES.

                                    CONTRACT

     CONTRACT DESCRIPTION -- This Prospectus describes only the variable portion and not the fixed portion of the Contract. See the Appendix for a description of the fixed portion of the Contract.

     PURCHASE PAYMENTS -- The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $500 for Non-Qualified Contracts and $250 for Qualified Contracts. Subsequent Purchase Payments into either a Non-Qualified or Qualified Contract are subject to a $25 minimum if they are paid through the Automatic Payment Authorization Program, provided the Contract Owner's financial institution is a member of the National Data Corporation clearinghouse network. An enrollment form for this program is available from the Company. Subsequent Purchase Payments for all policies issued on or before March 31, 1991, will continue to be subject to an annual minimum of $300 with a minimum payment amount of $25, the minimum requirements in effect at the time such policies were issued.

     At the time the initial Purchase Payment is made, Contract Owners should instruct the Company how to allocate the Payment among the General Account and the seven Variable Accounts. If no allocation is indicated, the entire amount of the initial Purchase Payment will be allocated to the Cash Management Series pending instruction from the Contract Owner. Subsequent Purchase Payments may be made at any time prior to the Annuity Date and will be allocated in accordance with the Contract Owner's instructions. If no allocation instructions are provided, the Payment will be deposited in accordance with the most recent allocation instructions received by the Company. The Contract will not be in default if subsequent Purchase Payments are not made. No Purchase Payments will be accepted after the Annuity Date.

     The Company reserves the right to reject any application or Purchase Payments not in compliance with the terms of the Contract or applicable state law provisions. In the event that an application fails to recite all necessary information, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial Purchase Payment in a suspense account, without interest, for a period of up to five business days pending receipt of the information by the Company. If the necessary information is not received within five business days, the Company will return the initial Purchase Payment to the prospective Contract Owner unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial Purchase Payment until the application is made complete.

                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS

     ACCUMULATION UNITS -- The number of Accumulation Units purchased for a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to each Variable Account by the Accumulation Unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to each Variable Account by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the payment by the Company. The Accumulation Unit value of each Variable Account varies in accordance with the investment experience of that Variable Account and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

     VALUE OF AN ACCUMULATION UNIT -- The value of an Accumulation Unit of a particular Variable Account may increase or decrease from one Valuation Period to the next. The value is determined by multiplying the value of an Accumulation Unit for the last prior Valuation Period by the Net Investment Factor for that Variable Account for the current Valuation Period. The value of an Accumulation Unit is independently computed for each Variable Account using the Net Investment Factor applicable to that Variable Account. The Contract Owner bears the investment risk that the aggregate value of the amounts allocated to the Separate Account may at any time be less than, equal to, or more than the amounts invested in the Separate

Account. Accumulation Unit value calculations are made at the close of general trading on the New York Stock Exchange, currently 4 p.m., New York time.

     NET INVESTMENT FACTOR -- The Net Investment Factor is an index used to measure the investment performance of a Variable Account from one Valuation Period to the next. For each Variable Account, the Net Investment Factor for a Valuation Period may be greater or less than 1.0, depending upon the investment performance of the particular series in whose shares the Variable Account is invested.

                                 DEATH BENEFIT

     BEFORE THE ANNUITY DATE -- If the Annuitant dies prior to the Annuity Date, the Company will pay to the Beneficiary, upon receipt by the Company of Due Proof of Death of the Annuitant, the greater of (a) the sum of all Purchase Payments, adjusted for withdrawals; or (b) the Contract Value for the Valuation Period in which such proof is received at the Company. After the fifth Contract anniversary, the Company will pay to the Beneficiary the greater of (a) above,
(b) above or, (c) the Contract Value on the Contract anniversary preceding the death of the Annuitant less withdrawals since such anniversary. Payment will be in a lump sum unless the Beneficiary elects an annuity option or elects to apply the amount payable under the Contract to the purchase of a new Contract on the same form.


     AFTER THE ANNUITY DATE -- If the Annuitant dies after the Annuity Date, the amount payable, if any, is specified in the annuity option selected. See "Fixed and Variable Annuity Provisions".


     The death benefit is calculated upon receipt by the Company of Due Proof of Death.

                     EXERCISE OF RIGHTS UNDER THE CONTRACT

     BENEFICIARY -- The Beneficiary is named in the application. Unless the Beneficiary has been irrevocably designated, the Beneficiary may be changed while the Annuitant is living if a written request of the Contract Owner is received by the Company. The estate or heirs of any Beneficiary who dies before the Annuitant have no rights under the Contract. If no Beneficiary survives the Annuitant, payment is made to the Contract Owner, the contingent owner (if any), or to the Contract Owner's estate.


     OWNERSHIP -- The Contract Owner is the person entitled to exercise all rights under the Contract. The Annuitant is the Contract Owner unless otherwise designated in the application or by endorsement. If permitted by the retirement plan under which a Contract is purchased, a contingent owner may be designated by a Contract Owner other than the Annuitant. The interest of any contingent owner who dies before the Contract Owner will end at the death of such contingent owner. If ownership passes to the contingent owner and the contingent owner is the surviving spouse of the Contract Owner, the new Contract Owner will have all the rights and privileges of the previous Contract Owner. If the contingent owner is not the surviving spouse, the contingent owner must elect to continue the Contract and receive the entire Contract Value within five years of the Contract Owner's death, unless an Annuity for the life or a period not exceeding the life expectancy of the contingent owner is elected and commenced within one year of the Contract Owner's death. Ownership of the Contract may be transferred to a new Contract Owner. Such a transfer of ownership cancels any designation of a contingent owner, but does not affect a Beneficiary designation. The Contract Owner should consult a competent tax adviser prior to making any such designations or transfers.


     ASSIGNMENT -- Unless the Contract is issued in connection with a Qualified Plan, a Contract Owner may assign the Contract at any time prior to the earlier of the Annuity Date or the date of death of the Annuitant. The right to change the Beneficiary under the Contract may be assigned after the Annuity Date, if prior to the date of death of the Annuitant. Amounts payable under a Contract may not be assigned or encumbered and, to the extent permitted by law, are not subject to levy, attachment or any other judicial process for the payment of the payee's debts or obligations, except that the right to change the Beneficiary may be assigned prior to the date of death of the Annuitant. Moreover, in the event that the Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), it may not be assigned, pledged or transferred except as permitted by law. A collateral assignment does not change Contract ownership. Because an assignment may be a taxable event, the Contract Owner should consult a competent tax adviser prior to making any such designations, transfers or assignments.

     No assignment of any interest under the Contract is binding upon the Company until a written assignment is filed with the Company, and the Company assumes no obligation with respect to the effect or validity of any such assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

     TRANSFERS -- Transfers, subject to the restrictions listed below, may be made before or after the Annuity Date by sending a written request to the Company or by telephone authorization. If the Contract application does not require the Contract Owner to make an election to permit telephone transfers, telephone transfers are automatically accepted unless the Company is otherwise instructed by the Contract Owner. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording all telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Contract Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfer or withdrawal instructions are properly authorized, the Company may be held liable for such losses. Telephone calls authorizing transfers must be completed by 4 p.m. Eastern time in order to effect the transfer the day of receipt. All other transfers will be processed on the next business day. The Company reserves the right to modify, suspend or terminate the telephone transfer service at any time. Transfers are effected at the first valuation date after receipt of written instructions.


     MINIMUM AMOUNTS, ALL TRANSFERS -- The amount transferred must be at least $500. No transfer is permitted if such transfer would result in the transferor account having a balance of less than $500, unless the entire amount is transferred. For transfers made after the Annuity Date, also see "Additional Variable Annuity Provisions -- Transfers".


     TIME LIMITATIONS, ALL TRANSFERS; CHARGES -- Transfers may not be made during the first 30 days after the date of issue of the Contract, and transactions effecting transfer may not be made more often than fifteen times in any Contract year without charge. A charge of $25 per transaction is assessed ($10 in Texas and Pennsylvania) against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract year. Transfers made under the Dollar Cost Averaging Program, described below, are counted against this limitation in the same manner as other transfers.

     TRANSFER WITHIN THE SEPARATE ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value or Annuity Unit value from one Variable Account of the Separate Account to one or more of the remaining Variable Accounts.

     TRANSFER TO SEPARATE ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value from the General Account to the Separate Account subject to the following additional limitations: (a) no more than 25% of the total amount allocated to the General Account may be transferred to the Separate Account in any one Contract Year, and (b) any such transfer may be made not later than 90 days before the Annuity Date. These limitations also apply to transfers made from the General Account under the Automatic Dollar Cost Averaging Program, below.

     TRANSFER TO GENERAL ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value from the Separate Account to the General Account. To the extent that monies are transferred to the General Account, they are not affected by the investment performance of the Fund.


     AUTOMATIC DOLLAR COST AVERAGING PROGRAM -- Contract Owners who wish to purchase units of the Variable Accounts over a period of time may be able to do so through the Dollar Cost Averaging ("DCA") Program. Under the DCA Program, a Contract Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from either the Cash Management Account or the General Account to one or more of the Variable Accounts (other than the Cash Management Account) at the unit values determined on the dates of the transfers. The intervals between transfers may be monthly, quarterly, semi-annually or annually, at the option of the Contract Owner. The theory of Dollar Cost

Averaging is that greater numbers of units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Contract Owner of a greater profit, or any profit, from his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the Cash Management Account or the General Account to one of the Variable Accounts (other than the Cash Management Account). Although the various options under the DCA Program will allow transfers to be made either from the Cash Management Account or the General Account, a Contract Owner must elect to have the transfers made exclusively from one or the other of these two sources.

     A Contract Owner may not simultaneously participate in both the DCA Program and the Systematic Withdrawal Program described below. Participation in the DCA Program will be effective one month after the Company has received and approved the application to participate in the DCA Program, which application must be in writing. A Contract Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under the DCA Program. The Company reserves the right to modify, suspend or terminate the DCA Program at any time.


     WITHDRAWALS -- A Contract Owner may effect a withdrawal by submitting a written request to the Company or by completing a Systematic Withdrawal Program enrollment form. The request must be signed by the Contract Owner. The signature should be in exactly the same form as the name reflected on the Contract Owner's account. The request should include the name of the General Account and/or the Variable Accounts involved, and the Contract Owner's account number. The request must also be accompanied by the Contract or a Lost Contract Affidavit (which may be obtained by calling the Company) where a complete withdrawal is requested.



     The Contract Owner may make a partial or complete withdrawal (redemption) of the Net Contract Value. A request for withdrawal must be received prior to the earlier of the Annuity Date or the death of the Annuitant. Upon request for a complete withdrawal, the Contract Owner will receive his or her Net Contract Value as of the date that the written request for the withdrawal is received by the Company. If the withdrawal is partial, the amount withdrawn must be at least $500 ($250 for withdrawals made pursuant to the Systematic Withdrawal Program described below). Moreover, no partial withdrawal may be effected if it would cause the remaining Contract Value to be less than $500. Unless otherwise directed by the Contract Owner, a partial withdrawal will be made from the General Account and each Variable Account in which Contract Value is invested, in the ratio that the Contract Value in the General Account and each Variable Account bears to total Contract Value. Under certain circumstances, withdrawals are subject to a contingent deferred sales charge as well as a Contract administration charge. See "Contingent Deferred Sales Charge" and "Contract Administration Charge".



     A withdrawal may result in adverse federal income tax consequences. See "Federal Income Tax Status". In regard to section 403(b) contracts, neither salary reduction contributions nor earnings accrued after December 31, 1988, may be withdrawn except under certain circumstances.



     Payment of withdrawals are normally made within seven days. The Company reserves the right, however, to defer any withdrawal payment or transfer of values if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists making disposal of the Separate Account's securities or the valuation of net assets of the Separate Account not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted suspension of redemptions for the protection of Contract Owners. The Securities and Exchange Commission by rules and regulations determines the conditions under which trading of securities shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.


     SYSTEMATIC WITHDRAWAL PROGRAM -- The Systematic Withdrawal ("SW") Program allows Contract Owners to initiate, at the time the Contract is issued or on or after the first anniversary of the Contract issuance date, a procedure for automatically withdrawing a portion of their investment at either monthly, quarterly, semi-annual or annual intervals, subject to certain limitations. Under the SW Program, the minimum payout amount is $250 per withdrawal and the maximum amount that can be withdrawn in any twelve month period is equal to 10% of the aggregate Purchase Payments paid under the Contract. A Contract Owner electing the SW Program must specify, subject to the foregoing limits, the amount to be withdrawn by prescribing either a fixed dollar amount per withdrawal or a fixed percentage of the aggregate Purchase Payments paid to the date of the withdrawal. The Contract Owner may, at least one month in advance, specify a date for the termination of scheduled withdrawals under the SW Program, which cannot be later than the Annuity Date (see "Annuity Date"). Applications for participating in the SW Program must be in writing. Participation under the SW Program will commence one month after the Company has received and approved the application. If participation under the SW Program is terminated, it cannot be reinstated before one year after the last withdrawal made under the SW Program prior to termination.



     The contingent deferred sales charge will be waived for withdrawals made under the SW Program. Nonscheduled withdrawals made during the time the SW Program is in effect (i.e., any withdrawals other than those scheduled under the SW Program) will be subject to the contingent deferred sales charge, including the charge that would normally not apply to the first withdrawal in each calendar year. See "Contingent Deferred Sales Charge".



     A Contract Owner may not simultaneously participate in both the SW Program and the DCA Program. Like other withdrawals, withdrawals under the SW Program may have adverse tax consequences. See "Federal Income Tax Status".


     SUBSTITUTION AND CHANGE -- The Company reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the 1940 Act, the option of directing their Purchase Payments to an investment company other than the Fund, or to substitute another fund or series of the Fund for their current investment in the Fund.

     If shares of the Fund are not available for purchase by the Separate Account, or if in the judgment of the Company, further investment in such shares is no longer appropriate in view of the purposes of the Separate Account, then
(i) shares of another registered open-end, diversified management investment company ("mutual fund") may be substituted for Fund shares held in the Separate Account and/or (ii) payments received after a date specified by the Company may be applied to the purchase of shares of another mutual fund in lieu of Fund shares. In either event, approval of the Securities and Exchange Commission shall be obtained. It is intended that any substitution would be of shares of a mutual fund with investment objectives similar to those of the Fund.

                     FIXED AND VARIABLE ANNUITY PROVISIONS


     MINIMUM ANNUITY PAYMENTS -- Annuity payments are made monthly, but if any payment would be less than $50, the Company may change the frequency so payments are at least $50 each. If the Net Contract Value to be applied at the Annuity Date is less than $5,000, the Company may elect to pay such amount in a lump sum. For tax consequences of a lump-sum payment, see "Federal Income Tax Status".


     ANNUITY DATE -- The Contract Owner selects the Annuity Date, which must be the first day of a calendar month. It must be at least two years after the date of issue of the Contract. It may not be later than the first day of the next month after the Annuitant's 80th birthday (85th birthday for Contracts issued on or after June 1, 1990).

     PROOF OF AGE, SEX AND SURVIVAL -- The Company may require proof of age, sex or survival of any payee upon whose continuation of life annuity payments depend.

     MISSTATEMENT OF AGE OR SEX -- If the age or sex of the Annuitant has been misstated, any annuity amount payable shall be the annuity amount which the proceeds applied would have purchased using the correct age and sex. Overpayments made by the Company because of such misstatement, with interest at 6% per year, compounded annually, will be charged against benefits payable subsequent to adjustment. The dollar amount of any underpayment made by the Company as a result of a misstatement will be paid in full with the next payment due under the Contract.


     CHANGE OF ANNUITY DATE OR ANNUITY OPTION -- The Contract Owner may change the Annuity Date or the annuity option on written notice to the Company at least 30 days prior to the Annuity Date previously selected. The Annuity Date may not be changed to a date later than the first day of the month following the Annuitant's 80th birthday (85th birthday for Contracts issued on or after June 1, 1990).



     IF NO ANNUITY OPTION IS SELECTED -- For amounts allocated to the Separate Account, a variable life Annuity with 120 monthly payments guaranteed (option 4 below), will be paid if no Annuity election has been made by the Annuity Date. If the Contract Owner has not chosen an Annuity option prior to the Annuitant's death, a Beneficiary may make this choice upon the Annuitant's death.


     ANNUITY OPTIONS UNDER EMPLOYER SPONSORED PLANS -- The Contract contains annuity options calculated on the basis of the sex of the Annuitant. The United States Supreme Court in its decision entitled Arizona Governing Committee for Tax Deferred Annuity and Deferred Compensation Plans v. Norris determined that an employer subject to Title VII of the Civil Rights Act of 1964 (primarily section 403(b) tax-sheltered annuities) may not offer to its employees the option of receiving retirement benefits calculated on the basis of sex. In accordance with the Norris decision, the Company does not offer participants of these plans the option of receiving retirement benefits calculated on the basis of sex, but offers retirement benefits calculated on a unisex basis, as included in the Contract.

     ANNUITY OPTIONS -- Subject to the provisions of a retirement plan under which a Contract is purchased, the Contract Owner shall select in the application any one of the following annuity options.

     Upon written election filed with the Company, the Contract Value, as computed 10 days before the Annuity Date, is applied to provide one of the following options. The Company will allow the Contract Owner the option of choosing both a fixed and a variable annuity option if the Contract Owner so desires.

             ANNUITY OPTIONS AVAILABLE ON A FIXED OR VARIABLE BASIS

     OPTION 1: LIFE ANNUITY, LIFETIME MONTHLY PAYMENTS GUARANTEED -- Monthly payments during the lifetime of the Annuitant. No further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to a Beneficiary. While this option will generally offer a higher level of monthly payments than the other options discussed below, it is possible that only one payment could be made if the Annuitant dies before the due date of the second payment, two if the Annuitant dies before the third payment, and so on.

     OPTION 2: JOINT AND TWO-THIRDS SURVIVOR ANNUITY -- Monthly payments payable during the joint lifetime of the payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments will be determined using two-thirds of the number of each type of Annuity Units credited to the Contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment payable during the joint lifetimes.

     OPTION 3: JOINT AND SURVIVOR LIFE ANNUITY, 120 MONTHLY PAYMENTS GUARANTEED -- Monthly payments, during the joint lifetime of two persons and continuing during the remaining lifetime of the survivor, with the guarantee that payments will be made for not less than 120 months. Payments will be made as follows:

     (a) If the Annuitant was the payee, then upon the death of the Annuitant, any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in (b) immediately below.

     (b) If the Beneficiary was the payee, then upon the death of the Beneficiary, the present value of the remaining unpaid guaranteed annuity payments shall be paid in a lump sum to the estate of the Beneficiary. Such present value shall be determined as of the end of the Valuation Period during which notice of the Beneficiary's death is received by the Company and by discounting each remaining unpaid guaranteed annuity payment at the effective annual interest rate assumed in determining the annuity purchase rate.


     OPTION 4: LIFE ANNUITY, 120 OR 240 MONTHLY PAYMENTS GUARANTEED -- An Annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the 120 or 240 monthly periods, as selected, payments will be made in the same manner as provided in paragraph (a) and (b) under option 3 above.


                ANNUITY OPTIONS AVAILABLE ON A FIXED BASIS ONLY

     OPTION 5: MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN -- Monthly payments for any specified period of time (three (3) years or more, but not exceeding thirty (30) years), as elected. In the event of death of the payee under this option, the Contract provides that in certain circumstances, the discounted value of the remaining payments, if any, will be calculated and paid in one sum.

     OPTION 6: FIXED PAYMENTS -- The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company, and will continue until the amount held by the Company with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate determined by the Company from time to time, but not less than 4% per year compounded annually. The rate may be changed at any time and as often as may be determined by the Company, provided, however, that the rate may not be reduced more frequently than once during each calendar year.

                     ADDITIONAL VARIABLE ANNUITY PROVISIONS

     FIRST VARIABLE ANNUITY PAYMENT -- The dollar amount of the first monthly annuity payment is determined by applying the Contract Value to the Annuity table applicable to the annuity option chosen. If more than one Variable Account has been selected, the value of the interest in each series is applied separately to the Annuity table to determine the amount of the first annuity payment attributable to that Variable Account. The Annuity tables are in the Contract, and are based on the 1971 Individual Annuity Mortality Table with interest at 4% for the life of the Contract.

     ASSUMED INVESTMENT RATE -- A 4% assumed investment rate is built into the Annuity tables in the Contract. A higher assumption would mean a higher first annuity payment but more slowly rising and more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is 4% annually, annuity payments would be level.

     NUMBER OF ANNUITY UNITS -- The number of Annuity Units for each applicable Variable Account is the amount of the first monthly annuity payment attributable to that Variable Account divided by the value of an Annuity Unit of that Variable Account as of the Annuity Date. The number used in computing monthly payments remains constant during the annuity period unless amounts are transferred among the Variable Accounts.

     SUBSEQUENT VARIABLE ANNUITY PAYMENTS -- Subsequent monthly annuity payments vary in amount according to the investment performance of the applicable Variable Account. The part of each subsequent Variable Annuity payment attributable to a Variable Account is the number of Annuity Units of that Variable Account multiplied by the value of an Annuity Unit of that Variable Account for the Valuation Period in which payment is due. The amount of each subsequent annuity payment is not affected by variations in expenses or mortality experience.

     VALUE OF EACH ANNUITY UNIT -- The Annuity Unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Variable Account is the value of that Annuity Unit during the last Valuation Period multiplied by the Net Investment Factor for that Variable Account for the current Valuation Period. The result is then multiplied by a factor that neutralizes the assumed investment rate.

     TRANSFERS -- After the Annuity Date, transfers may be requested at the end of any month. Transfers will then be effected on the first day of the month following such request.

                            MISCELLANEOUS PROVISIONS

     NOTICES AND ELECTIONS -- All notices and elections under the Contract must be in writing, signed by the proper party and received at the Company to be effective. All notices and elections should refer to the General Account and/or the Variable Accounts involved, and should note the Contract Owner's account number. If acceptable to the Company, notices or elections relating to beneficiaries and ownership will take effect as of the date signed, unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of such notices and elections.

     AMENDMENT OF CONTRACT -- A condition or provision of the Contract may be waived or modified only in writing signed by the Chairman, President, a Vice President, Secretary or Assistant Secretary of the Company.

     The Contract may be amended at any time as required to make it conform with any law or regulation issued by any government agency to which the Contract is subject.

     TEN DAY RIGHT TO REVIEW -- Within 10 days (or longer period if required by state law) of the receipt of a Contract it may be returned to the Company for cancellation. Except as otherwise required by law, the Company will refund the Contract Value for the Valuation Period in which the Contract is received. Except for IRA Contracts, the Contract Owner bears the investment risk during the ten day review period. For IRA Contracts, the Owner will receive the greater of Contract Value or Purchase Payments made.

     RETIREMENT PLAN CONDITIONS -- A Contract acquired in connection with a Qualified Plan may be subject to special restrictions or consequences. The Contract Owner should understand the features of any Qualified Plan in which he or she participates and, if necessary, seek an explanation thereof from a competent tax adviser.

     REPORTS TO CONTRACT OWNERS -- The Company keeps all records relating to the Contracts. At least once a year, a report setting forth information regarding Contract Value is sent to Contract Owners. Contract Owners will also be furnished notices, proxies and solicitation materials relating to the Fund.

                           FEDERAL INCOME TAX STATUS

     GENERAL -- The operations of the Separate Account form part of the operations of the Company; however, the Internal Revenue Code of 1986, as amended ("Code") provides that no federal income tax will be payable by the Company on the investment income and capital gains of the Separate Account provided it complies with certain requirements.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the

Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     NON-QUALIFIED CONTRACTS -- Distributions before the Annuity Date are treated as coming first from earnings, rather than Purchase Payments, until the entire amount of earnings has been distributed. For federal tax purposes, these distributions include the receipt of proceeds from loans and the assignment or pledge of any portion of the Contract Value, as well as partial withdrawals and surrenders. Distributions before the Annuity Date are taxable as ordinary income to the extent that Contract Value, unreduced by surrender charges, exceeds Purchase Payments.

     Distributions may be subject to a penalty tax equal to 10% of the amount treated as taxable income. However, there should be no penalty tax on distributions (1) made on or after age 59 1/2, (2) made as a result of death or disability, or (3) received in substantially equal installments as a life or life expectancy Annuity. The penalty will also be imposed if an individual receiving substantially equal annuity payments changes the method of distribution before age 59 1/2 or before payments have been received for five years.

     Section 817(h) of the Code authorized the Secretary of the Treasury ("Treasury") to set standards by regulation or otherwise for the investments of separate accounts to be considered "adequately diversified" in order for the contract to be treated as an annuity contract for federal tax purposes. The Separate Account, through the Fund, intends to comply with the diversification requirements. The Company has entered into an agreement regarding participation in the Fund, that requires the Fund to be operated in compliance with the requirements prescribed by the Treasury. Thus, the Company believes that the Contract will be treated as an annuity contract for federal tax purposes.

     In certain circumstances, variable Contract Owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from separate account assets would be includible in the variable Contract Owners' gross income.

     QUALIFIED CONTRACTS -- If the Contract is used with a corporate pension or profit-sharing plan described in section 401(a) of the Code, an annuity plan described in section 403(a), a simplified employee pension plan described in section 408(k), or a tax-sheltered annuity described in section 403(b) of the Code ("Qualified Plans"), deductible employer contributions up to prescribed limits are permitted. Employers may deduct their contributions to self-employed and corporate pension and profit-sharing plans and tax-sheltered annuities in the year when made, up to the limits specified in the Code. In addition, some Qualified Plans may permit nondeductible employee contributions. If the Contract is used as an IRA, all or a portion of the contribution up to $2,000 may be deducted. Under present interpretations and authority, until a distribution is made, no federal income tax is payable on the investment earnings.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Federal Income Tax Status -- Withholding Tax on Distributions," page 20) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

     Distributions to a participant in a Qualified Plan under section 401(a) that are made prior to age 59 1/2 and that are not on account of death, disability, a domestic relations order, for deductible medical expense, early retirement after age 55, or that are not received as a series of substantially equal payments for the life or a period equal to the life expectancy of the participant or the joint life expectancy of the participant and a designated beneficiary, will be subject to an additional 10% tax. The 10% tax also applies to certain distributions from IRAs under similar circumstances.

     The Code also contains requirements as to the ages by which distributions must begin under Qualified Plans, and the percentage of payments that must go to the participant vis-a-vis a Beneficiary.

     All distributions, with the exception of a return of nondeductible employee contributions, received from a section 401, 403(b), 457 plan or IRA are included in gross income. After the Annuity Date, any nondeductible contributions are recovered tax-free as a portion of each annuity payment. In the case of section 401 or 403(b) plans and IRAs, a distribution is includible in the year in which it is paid. In the case of a section 457 plan, a distribution is includible in the year it is paid or when made available, depending upon whether certain Code requirements are met.

     The Code imposes restrictions on distributions (i.e., withdrawals or surrenders) from annuity contracts sold to plans qualified under section 403(b) of the Code. Section 403(b)(11) of the Code requires that for these annuity contracts to receive tax-deferred treatment, they must provide that distributions attributable to contributions made pursuant to a salary reduction agreement be paid only:

        (1) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of section 72(m)(7)); or

        (2) in hardship cases, where only the distribution of contributed amounts is permitted; distribution of any income attributable to these amounts is prohibited.

     Assets held as of December 31, 1988, are not subject to such Code restrictions.

     The Contracts have been modified to comply with these changes in the Code. The Company is relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines further conditions that must be met if a company offering registered annuity contracts imposes the limitations required by the Code. The Company will comply with the conditions of the no-action letter.

     TAXATION OF ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS -- Where Purchase Payments were nondeductible, a portion of each annuity payment is treated as a nontaxable return of Purchase Payments. The remaining portion of this Annuity payment is taxable as ordinary income. The taxable amount of each annuity payment is based on the period over which payments are to be made or, in the case of a life Annuity, the life expectancy of the Annuitant. On annuities paid out under Qualified Contracts consisting of Purchase Payments that were not taxed currently to the Contract Owner, the entire annuity payment is taxable since the Purchase Payments have not been included in taxable income when made.


     The Company is required to withhold federal income tax on annuity payments, distributions, and partial and full surrenders. However, recipients of such Contract distributions are allowed to make an election not to have federal income tax withheld, except as provided in "Federal Income Tax
Status -- Withholding Tax on Distributions". After an election is made with respect to annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. The Company will notify the payee at least annually of his or her right to revoke the election. Payees are required by law to provide the Company (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is his or her Social Security number.


     The above discussion is for information only and is not to be considered to constitute tax advice. For advice regarding your particular tax situation, you should consult a competent tax adviser.

                           DISTRIBUTION OF CONTRACTS

     Contracts are sold by broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Sales commissions are paid by the Company and typically range to 5.5% of Purchase Payments paid.


     SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the Contracts pursuant to a distribution agreement. SunAmerica Capital Services, Inc., an indirect wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.



                                 VOTING RIGHTS


     Unless otherwise restricted by the plan under which a Contract is issued, each Contract Owner has the right to instruct the Company with respect to voting his or her interest in the shares of the Fund held by the Separate Account at all shareholder meetings. Shareholder meetings ordinarily will not be held unless required by the 1940 Act.

     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Fund shares. Contract Owners will also receive periodic reports relating to the Fund series in which they have an interest.

                               OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is engaged in various kinds of routine litigation that in the Company's judgment are not material to the Company's economic condition. None of this litigation relates to the Separate Account.

     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Company and the Contract. Statements contained in this Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

     CUSTODIAN OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. The custodian is remunerated by the Company based on a schedule of fees under an agreement between the custodian and the Company.


     CONTRACT OWNER INQUIRIES -- Any questions regarding the Contract should be directed to the insurance agent from whom the Contract was purchased, or to the Company. Contract Owners may telephone the Company at (800) 445-7862.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


TOPIC                                                                                   PAGE
Insurance Company.....................................................................    2
Variable Account Accumulation Provisions..............................................    2
Performance Data......................................................................    3
Additional Federal Income Tax Information.............................................    5
     The Company and the Separate Account.............................................    5
     Non-Qualified Plans..............................................................    5
     Qualified Plans..................................................................    6
     Distributions....................................................................    7
     Tax Withholding..................................................................    7
     Withholding Tax on Distributions.................................................    8
Distribution of Contracts.............................................................    8
Financial Statements..................................................................    9

                                    APPENDIX
                              THE GENERAL ACCOUNT

     Contributions under the fixed portion of the Contract become part of the General Account of the Company, that supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, as amended ("1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Accordingly, neither the General Account nor any interests therein is generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed portion of the Annuity Contract and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed this portion of the Prospectus relating to the General Account.

     If selected by the Contract Owner, Purchase Payments may be allocated to the General Account in addition to, or in lieu of, the Separate Account. Interest is credited to the General Account from the day the amounts are received at a guaranteed rate of 4%. The Company may in its discretion determine an effective annual rate of interest to be applied to the General Account over and above the guaranteed interest rate ("excess interest"). The rate of excess interest is declared in advance of the date that amounts are credited, and may vary from time to time except that once a rate of excess interest is declared, that rate is maintained by the Company for at least twelve months. Interest is compounded annually on the anniversary of the date amounts are first allocated to the General Account by the Contract Owner.

GENERAL ACCOUNT ACCUMULATION PROVISION

     ACCUMULATION VALUE -- The General Account Accumulation Value under a Contract shall be the sum of all monies allocated or transferred to the General Account after giving effect to the crediting of and compounding of all guaranteed interest and excess interest on the General Account during the period that the Contract has been in effect. This amount shall be adjusted for all transfers out of the General Account and withdrawals from the General Account.

                      Statement of Additional Information


                           VARIABLE SEPARATE ACCOUNT


         Individual Deferred Variable Benefit and Fixed Benefit Annuity
             Flexible Purchase Payment - Non-Participating Contract





                     ANCHOR NATIONAL LIFE INSURANCE COMPANY





                                January 29, 1996





         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated January 29, 1996, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling
(800) 445-7862.

                               TABLE OF CONTENTS


Topic                                                       Page
-----                                                       ----
Insurance Company..........................................  2
Variable Account Accumulation Provisions...................  2
Performance Data...........................................  3
Additional Federal Income Tax Information..................  6
         The Company and the Separate Account..............  6
         Non-Qualified Plans...............................  6
         Qualified Plans...................................  7
         Distributions.....................................  8
         Tax Withholding...................................  9
Distribution of Contracts.................................. 10
Financial Statements....................................... 11

                               INSURANCE COMPANY

         Information regarding the Company and its ownership is contained in the Prospectus.





                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS

         Accumulation Units - The number of accumulation units purchased for a Contract Owner with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Contract Owner unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

         Value of an Accumulation Unit - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange, currently 4 p.m., New York time. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.

         Net Investment Factor - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

         Where (a) is:
                 The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

         Where (b) is:
                 The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

         And where (c) is:
                 The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

         To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.


                                PERFORMANCE DATA

         Performance data for the various Variable Accounts are determined in the manner described below.

Cash Management Account


         The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended November 30, 1995 were 3.75% and 3.82%, respectively.


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV - SV)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the Cash Management Series attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality, Expense and Distribution Expense Risk Charges, allocable to the 7 day period (obtained by multiplying the charges by the fraction 7/365), and (b) a prorated portion of the annual Contract Administration Charge of $30 per Contract. The Contract Administration Charge is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Account. The portion of the Charge allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

         Current Yield = (Base Period Return) x (365/7)

         The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

         Effective Yield = [(Base Period Return + 1) to the 365/7 power -1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yields quoted should not be considered a representation of the yield of the Cash Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

All Other Variable Accounts

         The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.

             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON
                               NOVEMBER 30, 1995
                        (RETURN WITH/WITHOUT REDEMPTION)


                          Inception                                                             Since
Variable Account            Date             1 Year           5 Years        10 Years         Inception
----------------          ---------          ------           -------        --------         ---------
Growth                    2/07/84          31.11/36.11      18.87/19.36       17.43            15.82
International             5/09/90           4.67/9.67        7.88/8.61          *               6.98
Growth-Income             2/07/84          26.70/31.70      14.40/14.98       13.07            13.96
Asset Allocation          3/31/89          24.29/29.29      12.00/12.63         *              10.30
High-Yield Bond           2/07/84          12.30/17.30      12.04/12.67       10.50            11.28
U.S. Government/
  AAA-Rated Securities    11/19/85          9.34/14.34       7.09/7.84         7.55             7.48
--------------------------------

* These returns are not applicable since this Variable Account has not been available for these periods of time.

         These figures show the total return hypothetically experienced by Contracts funded through the various Accounts over the time periods shown.

         Total return for an Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Account made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                 P(1+T) to the nth power = ERV

         where:

                 P = a hypothetical initial payment of $1000
                 T = average annual total return
                 n = number of years
                 ERV = ending redeemable value of a hypothetical $1000
                     payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

         The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Account, tax qualification status and time period. Because the impact of Contract Administration Charges on a particular Contract Owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

THE COMPANY AND THE SEPARATE ACCOUNT

         The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code, as amended (the "Code"). The operations of the Separate Account form, and are taxed as, a part of the total operations of the Company. The Company intends that the Separate Account be operated in a manner so that the Contracts will meet the definition of a "variable contract" under section 817(d) of the Code. The Code provides that if the Separate Account meets certain diversification requirements, set forth in Treasury Regulations under section 817(h) of the Code, the income from the assets of the Separate Account used to fund the Contracts will be treated as earned by the Company. The Company will not be subject to tax on this income to the extent it is offset by an addition to Contract Owner reserves. There is no capital gain or loss recognized with respect to the assets of the Separate Account.

NON-QUALIFIED PLANS

         Accumulation Period - The Contract may be issued to individuals in connection with retirement plans that do not qualify for the tax benefits available to qualified plans. A so-called "non-qualified plan" may be established by an individual seeking to accumulate funds for retirement or by an employer for one or more employees. With certain exceptions, such a Contract held by a non-natural person is not treated as an annuity contract. The tax consequences of participation in a non-qualified plan vary from plan to plan. Income credited to a non-qualified Contract is not includible in the gross income of the Contract Owner. Amounts received before the annuity date are includible as ordinary income to the extent Contract value exceeds the Contract Owner's purchase payments.

         Withdrawals - A partial or complete withdrawal from a non-qualified Contract before commencement of annuity payments is treated first as a withdrawal of income earned on investments to the extent of such income, then as a tax-free return of capital. Moreover, amounts received upon assignment or pledge of the Contract are treated as amounts withdrawn under the Contract and therefore subject to income taxes. A withdrawal before the Contract Owner attains age 59 1/2 is subject to an additional income (penalty) tax of 10% of the income amount withdrawn. This penalty would not apply where the withdrawal is made on account of the Contract Owner's death or disability or where substantially equal annuity payments are to be paid over the life expectancy of the annuitant or the lives of the annuitant and a designated beneficiary. A portion of each payment after the annuity date is ordinary income based on the ratio of purchase payments made to total payments expected to be received.

QUALIFIED PLANS

         Tax Advantages - Certain tax advantages are available for retirement plans ("qualified plans") that satisfy the requirements of sections 401(a), 403(b), 408(b) or 457 of the Code. The tax advantages available under a qualified plan may include: the deductibility of employer or Contract Owner contributions; the inclusion of contributions and their earnings in the participant's gross income only when received or made available to the participant and, within certain limits, the exclusion from the beneficiary's gross income of distributions to the beneficiary of a deceased participant. A general information outline with respect to each type is provided below. If the Contract is used to fund a qualified plan, competent tax advice should be sought.

         Plans for Corporations and Self-Employed Individuals - Under section 401(a) of the Code, contributions may be made on behalf of the participants up to the limits provided by section 415, and the payments are deductible as provided by section 404. Participants are also permitted to make non-deductible voluntary contributions subject to certain non-discrimination rules.

         The tax treatment of plans established by self-employed individuals ("Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees". An owner-employee is a sole proprietor or a partner who owns more than a 10% capital or profits interest in the partnership.

         Tax-Sheltered Annuities - Contributions made by public school systems, churches and certain tax-exempt organizations to purchase Contracts on behalf of their employees are excludible from the employees' gross income, within certain limits, if the requirements of section 403(b) of the Code are met.

         Deferred Compensation Plans for State and Local Government Employees -
Section 457 of the Code provides special tax treatment for certain deferred compensation plans for employees of state and local governments, their political subdivisions, agencies, instrumentalities and affiliates, and certain tax-exempt rural electric cooperatives. These plans permit employees to specify the form of investment for their deferred compensation that can include investment in the Contract. However, the investments are owned by, and subject to, the claims of the general creditors of the employer.

         Individual Retirement Annuities - Section 408(b) of the Code permits individuals to establish an Individual Retirement Annuity ("IRA"). No more than $2,000 or 100% of compensation may be contributed to an IRA. Under section 219 of the Code, the entire amount is deductible if the individual is not a participant in an employer's qualified plan (except a section 457 plan). If the individual participates in an employer's qualified plan, all, a portion or none of the contribution may be deductible, depending on adjusted gross income. An IRA is subject to penalty and excise taxes on excess contributions and insufficient distributions, as well as early distributions (see below).

DISTRIBUTIONS

         A participant who has attained age 50 before January 1, 1986, may elect favorable tax treatment for a lump-sum distribution from a section 401(a) plan. This may include capital gains treatment on the pre-1974 portion and 5-year or 10-year forward averaging. A distribution before age 59 1/2 from a qualified plan (except a section 457 plan) is subject to a 10% additional income tax on the amount of the distribution. However, there should be no penalty tax on distributions (1) made as a result of death or disability, or
(2) received in substantially equal installments as a life or life expectancy annuity. The penalty will also be imposed if an individual receiving substantially equal annuity payments changes the method of distribution before age 59 1/2 or before payments have been received for five years. Except for the recovery of non-deductible contributions, the entire amount of the annuity payments are included in the participant's gross income. The participant is entitled to recover tax-free any non-deductible contributions as a portion of each annuity payment. In the case of an annuity for life, the portion excluded remains the same no matter how long the annuitant lives.

         The Code, as amended by the Tax Reform Act of 1986, imposes restrictions on distributions (i.e., withdrawals or surrenders) from annuity contracts sold to plans qualified under section 403(b) of the Code. Section 403(b)(11) of the Code requires that for these annuity contracts to receive tax-deferred treatment, they must provide that distributions attributable to contributions made pursuant to a salary reduction agreement be paid only:

         (1) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of section 72(m)(7)); or

         (2) in the case of hardship. In hardship cases, only the distribution of contributed amounts is permitted; distribution of any income attributable to these amounts is prohibited.

         Assets held as of December 31, 1988, are not subject to these Code restrictions.

         The Contracts have been modified to comply with these changes in the Code. The Company is relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines further conditions that must be met if a company offering registered annuity contracts imposes the limitations required by the Code. The Company will comply with the conditions of the no-action letter.

TAX WITHHOLDING

         With certain exceptions, withholding on annuity payments and other distributions (such as lump-sum distributions or partial withdrawals) is required. However, recipients of annuity payments or other distributions are allowed to make an election not to have federal income tax withheld except as described in "Additional Federal Income Tax Information - Withholding Tax on Distributions" below. After such election is made with respect to annuity payments, a payee may revoke the election at any time, and thereafter, commence withholding. In such a case, the Company notifies the payee at least annually of his or her right to change this election.

         The withholding rate followed by the Company is applied only against the taxable portion of annuity payments or other distributions. This rate is determined based upon the nature of the distribution(s). Federal income tax is withheld from annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with the Company, federal income tax is withheld from annuity payments on the basis that the payee is married with three withholding exemptions. If a qualified total distribution is made from a qualified plan on account of the participant's death, the amount of withholding reflects the exclusion from federal income tax for employer-provided death benefits. On all other non-periodic payments or distributions, federal income tax is withheld at a flat 10% rate.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer within 60 days. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.



                           DISTRIBUTION OF CONTRACTS

         Effective as of January 28, 1994, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the Contracts pursuant to a distribution agreement (the "Distribution Agreement"). Prior to this date SunAmerica Securities, Inc. and Royal Alliance Associates, Inc., both affiliates of SunAmerica Capital Services and located at 2201 East Camelback Road, Phoenix, Arizona 85016 and 733 Third Avenue, 4th Floor, New York, New York 10017, respectively, served as co-distributors of the Contract. SunAmerica Capital Services, Inc., SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc., and each is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         For the year ended November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services was $565,395. For the year ended November 30, 1994, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. was $1,017,768. For the year ended November 30, 1993, the aggregate amount of commissions paid by the Company to Royal Alliance Associates, Inc. and SunAmerica Securities, Inc. was $3,696,000. Of these amounts, $80,741, $119,521 and $551,000 in 1995, 1994 and 1993,
respectively, were retained by SunAmerica Capital Services, Inc., SunAmerica Securities, Inc., Royal Alliance Associates, Inc. and/or Anchor National Financial Services.

Contracts are offered on a continuous basis.




                              FINANCIAL STATEMENTS

         The consolidated financial statements of the Company as of September 30, 1995 and 1994 and for each of the three years in the period ended September 30, 1995 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of the Separate Account (Portion Relating to PATHWAY Variable Annuity) as of November 30, 1995 and for each of the two years in the period ended November 30, 1995, also are included in this Statement of Additional Information.

         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of Anchor National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 7, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in fiscal 1994.





Price Waterhouse LLP
Los Angeles, California
November 6, 1995

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                                            SEPTEMBER 30,         SEPTEMBER 30,
                                                                                                     1995                  1994
                                                                                          ---------------       ---------------
ASSETS
Investments:
         Cash and short-term investments                                                  $   249,209,000       $   157,438,000
         Bonds, notes and redeemable preferred stocks:
           Available for sale, at fair value
             (amortized cost: 1995, $1,500,062,000;
             1994, $1,108,271,000)                                                          1,489,213,000         1,026,120,000
           Held for investment, at amortized cost
             (fair value: 1995, $165,004,000; 1994, $180,247,000)                             157,901,000           175,885,000
         Mortgage loans                                                                        94,260,000           108,332,000
         Common stocks, at fair value (cost: 1995, $6,576,000;
           1994, $8,789,000)                                                                    4,097,000             7,550,000
         Real estate                                                                           55,798,000            89,539,000
         Other invested assets                                                                 64,430,000            67,208,000
                                                                                          ---------------       ---------------
         Total investments                                                                  2,114,908,000         1,632,072,000

Variable annuity assets                                                                     5,230,246,000         4,486,703,000
Accrued investment income                                                                      14,192,000            17,565,000
Deferred acquisition costs                                                                    383,069,000           416,289,000
Other assets                                                                                   41,282,000            49,497,000
                                                                                          ---------------       ---------------
TOTAL ASSETS                                                                              $ 7,783,697,000       $ 6,602,126,000
                                                                                          ===============       ===============
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
         Reserves for fixed annuity contracts                                             $ 1,497,052,000       $ 1,437,488,000
         Reserves for guaranteed investment contracts                                         277,095,000                  ---
         Payable to brokers for purchases of securities                                       155,861,000           124,624,000
         Income taxes currently payable                                                        15,720,000            12,331,000
         Other liabilities                                                                     58,204,000            58,891,000
                                                                                          ---------------       ---------------
         Total reserves, payables and accrued liabilities                                   2,003,932,000         1,633,334,000
                                                                                          ---------------       ---------------
Variable annuity liabilities                                                                5,230,246,000         4,486,703,000
                                                                                          ---------------       ---------------
Subordinated notes payable to Parent                                                           34,000,000            34,000,000
                                                                                          ---------------       ---------------
Deferred income taxes                                                                          73,459,000            64,567,000
                                                                                          ---------------       ---------------
Shareholder's equity:
         Common Stock                                                                           3,511,000             3,511,000
         Additional paid-in capital                                                           252,876,000           252,876,000
         Retained earnings                                                                    191,346,000           152,088,000
         Net unrealized losses on debt and equity
           securities available for sale                                                       (5,673,000)          (24,953,000)
                                                                                          ---------------       ---------------
         Total shareholder's equity                                                           442,060,000           383,522,000
                                                                                          ---------------       ---------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                                $ 7,783,697,000       $ 6,602,126,000
                                                                                          ===============       ===============

             The accompanying notes are an integral part of these
                      consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                                                             YEARS ENDED SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                        1995                 1994                 1993
                                                               -------------        -------------        -------------
Investment income                                              $ 129,466,000         $ 127,758,000       $ 137,591,000
                                                               -------------         -------------       -------------
Interest expense on:
         Fixed annuity contracts                                 (72,975,000)          (66,311,000)        (87,479,000)
         Guaranteed investment contracts                          (3,733,000)                 ---                 ---
         Senior indebtedness                                        (227,000)              (71,000)            (34,000)
         Subordinated notes payable to Parent                     (2,448,000)           (2,380,000)         (1,166,000)
                                                               -------------         -------------       -------------
         Total interest expense                                  (79,383,000)          (68,762,000)        (88,679,000)

                                                               -------------         -------------       -------------
NET INVESTMENT INCOME                                             50,083,000            58,996,000          48,912,000
                                                               -------------         -------------       -------------
NET REALIZED INVESTMENT LOSSES                                    (4,363,000)          (33,713,000)        (22,247,000)
                                                               -------------         -------------       -------------
Fee income:
         Variable annuity fees                                    84,171,000            79,101,000          67,222,000
         Asset management fees                                    26,935,000            31,302,000          32,293,000
         Net retained commissions                                 23,267,000            19,180,000          16,928,000
                                                               -------------         -------------       -------------
TOTAL FEE INCOME                                                 134,373,000           129,583,000         116,443,000
                                                               -------------         -------------       -------------
Other income and expenses:
         Surrender charges                                         5,889,000             5,034,000           5,306,000
         General and administrative expenses                     (61,629,000)          (52,636,000)        (55,142,000)
         Provision for future guaranty fund
          assessments                                                   ---                   ---           (4,800,000)
         Amortization of deferred acquisition costs              (57,005,000)          (43,992,000)        (30,825,000)
         Other, net                                               (2,351,000)            4,048,000           5,865,000
                                                               -------------         -------------       -------------
TOTAL OTHER INCOME AND EXPENSES                                 (115,096,000)          (87,546,000)        (79,596,000)
                                                               -------------         -------------       -------------
PRETAX INCOME                                                     64,997,000            67,320,000          63,512,000

Income tax expense                                               (25,739,000)          (22,705,000)        (21,794,000)
                                                               -------------         -------------       -------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
 IN ACCOUNTING FOR INCOME TAXES                                   39,258,000            44,615,000          41,718,000

Cumulative effect of change in accounting
 for income taxes                                                       ---            (20,463,000)               ---

                                                               -------------         -------------       -------------
  NET INCOME                                                   $  39,258,000         $  24,152,000       $  41,718,000
                                                               =============         =============       =============





             The accompanying notes are an integral part of these
                      consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                              Years ended September 30,
                                                                 ------------------------------------------------------
                                                                         1995                  1994                1993
                                                                 ------------          ------------        ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
          Net income                                             $ 39,258,000          $ 24,152,000        $ 41,718,000
          Adjustments to reconcile net income to
           net cash provided by operating
           activities:
             Interest credited to:
              Fixed annuity contracts                              72,975,000            66,311,000          87,479,000
              Guaranteed investment contracts                       3,733,000                  ---                 ---
             Net realized investment losses                         4,363,000            33,713,000          22,247,000
             Accretion of net discounts on
              investments                                          (6,865,000)           (2,050,000)         (9,149,000)
             Amortization of goodwill                               1,168,000             1,169,000           1,167,000
             Provision for deferred income taxes                   (1,489,000)           19,395,000           2,982,000
             Cumulative effect of change in
              accounting for income taxes                                ---             20,463,000                ---
         Change in:
             Deferred acquisition costs                            (7,180,000)          (34,612,000)        (48,413,000)
             Other assets                                           7,047,000             5,133,000           3,017,000
             Income taxes receivable/payable                        3,389,000             6,559,000          23,479,000
             Other liabilities                                      2,231,000                46,000          11,596,000
          Other, net                                                3,380,000              (950,000)            466,000
                                                                 ------------          ------------        ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                         122,010,000           139,329,000         136,589,000
                                                                 ------------          ------------        ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
           Premium receipts on:
            Fixed annuity contracts                               245,320,000           138,526,000          63,796,000
            Guaranteed investment contracts                       275,000,000                  ---                 ---
           Net exchanges to (from) the fixed
            accounts of variable annuity
            contracts                                              10,475,000           (29,286,000)        (45,516,000)
           Withdrawal payments on:
            Fixed annuity contracts                              (237,977,000)         (269,412,000)       (245,250,000)
            Guaranteed investment contracts                        (1,638,000)                 ---                 ---
           Claims and annuity payments on
            fixed annuity contracts                               (31,237,000)          (31,146,000)        (33,938,000)
           Net increase in subordinated notes
            payable to Parent                                            ---                   ---           18,500,000
           Net receipts from (repayments of)
            other short-term financings                             5,034,000          (166,685,000)         38,857,000
                                                                 ------------          ------------        ------------
NET CASH PROVIDED (USED) BY FINANCING
 ACTIVITIES                                                       264,977,000          (358,003,000)       (203,551,000)
                                                                 ------------          ------------        ------------

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                                                                                     Years ended September 30,
                                                                     ---------------------------------------------------------
                                                                                1995                 1994                 1993
                                                                     ---------------      ---------------      ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of:
   Bonds, notes and redeemable preferred
            stocks available for sale                                $(1,556,586,000)      $(1,197,743,000)    $(1,254,755,000)
   Bonds, notes and redeemable preferred
            stocks held for investment                                          ---               (209,000)        (64,167,000)
   Mortgage loans                                                               ---            (10,666,000)        (39,100,000)
   Other investments, excluding
            short-term investments                                       (13,028,000)          (26,108,000)        (31,674,000)
 Sales of:
   Bonds, notes and redeemable preferred
            stocks available for sale                                  1,026,078,000           877,068,000         878,277,000
   Bonds, notes and redeemable preferred
            stocks held for investment                                          ---                   ---           82,014,000
   Real estate                                                            36,813,000            33,443,000          38,333,000
   Other investments, excluding
            short-term investments                                         5,130,000             2,353,000          21,616,000
   Redemptions and maturities of:
   Bonds, notes and redeemable preferred
            stocks available for sale                                    157,195,000           139,691,000         255,787,000
   Bond, notes and redeemable preferred
            stocks held for investment                                    21,493,000            34,072,000         184,925,000
   Investment in real estate separate
            account                                                             ---                   ---           92,130,000
   Mortgage loans                                                         14,403,000            10,087,000          17,614,000
   Other investments, excluding
            short-term investments                                        13,286,000            13,500,000           6,962,000
 Payment of holdback liability for 1990
  purchase of annuity business                                                  ---                   ---          (14,250,000)
                                                                     ---------------       ---------------     ---------------
NET CASH PROVIDED (USED) BY INVESTING
 ACTIVITIES                                                             (295,216,000)         (124,512,000)        173,712,000


NET INCREASE (DECREASE) IN CASH AND
         SHORT-TERM INVESTMENTS                                           91,771,000          (343,186,000)        106,750,000

CASH AND SHORT-TERM INVESTMENTS AT
         BEGINNING OF PERIOD                                             157,438,000           500,624,000         393,874,000
                                                                     ---------------       ---------------     ---------------
CASH AND SHORT-TERM INVESTMENTS AT
         END OF PERIOD                                               $   249,209,000       $   157,438,000     $   500,624,000
                                                                     ===============       ===============     ===============
SUPPLEMENTAL CASH FLOW INFORMATION:

  Interest paid on indebtedness                                      $     3,235,000       $     1,175,000     $        34,000
                                                                     ===============       ===============     ===============
  Income taxes paid (recovered)                                      $    23,656,000       $    (3,328,000)    $    (6,736,000)
                                                                     ===============       ===============     ===============



             The accompanying notes are an integral part of these
                      consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         GENERAL: Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent").

         The consolidated financial statements include the accounts of the Company and all significant subsidiaries, including Anchor Investment Advisor, Inc.; SunAmerica Asset Management Corp.; SunAmerica Capital Services, Inc.; Saamsun Holdings Corp.; SAM Holdings Corporation; SunRoyal Holding Corporation; and Royal Alliance Associates, Inc.
         All significant intercompany transactions have been eliminated. Certain items have been reclassified to conform to the current year's presentation.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows. Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. It is management's intent, and the Company has the ability, to hold the remainder of bonds, notes and redeemable preferred stocks until maturity, and therefore, these investments are carried at amortized cost. Bonds, notes and redeemable preferred stocks, whether available for sale or held for investment, are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependant upon future events. Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, most of which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals. Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, over the estimated lives of the contracts in relation to the present value of estimated gross profits, which are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs which vary with, and are primarily related to, the production or acquisition of new business.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. At September 30, 1995 and 1994, deferred acquisition costs have been increased by $4,600,000 and $45,000,000, respectively, for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $20,647,000 at September 30, 1995, is amortized by using the straight-line method over a period averaging 25 years and is included in Other Assets in the balance sheet.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         FEE INCOME: Variable Annuity fees and asset management fees are recognized in income as earned. Net retained commissions are recognized on a trade date basis.

         INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Effective October 1, 1993 deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale and held for investment by major category follow:


                                                                                                               ESTIMATED
                                                                                     AMORTIZED                      FAIR
                                                                                          COST                     VALUE
                                                                               ---------------           ---------------
         AT SEPTEMBER 30, 1995:

         AVAILABLE FOR SALE:
          Securities of the United States
           Government                                                          $    63,701,000           $    65,195,000
          Mortgage-backed securities                                             1,144,645,000             1,134,361,000
          Securities of public utilities                                               792,000                   774,000
          Corporate bonds and notes                                                290,924,000               288,883,000
                                                                               ---------------           ---------------
          Total available for sale                                             $ 1,500,062,000           $ 1,489,213,000
                                                                               ---------------           ---------------
         HELD FOR INVESTMENT:
          Securities of the United States
           Government                                                          $    10,379,000           $    10,797,000
          Mortgage-backed securities                                                 8,378,000                 8,378,000
          Corporate bonds and notes                                                105,980,000               112,665,000
          Other debt securities                                                     33,164,000                33,164,000
                                                                               ---------------           ---------------
          Total held for investment                                            $   157,901,000           $   165,004,000
                                                                               ===============           ===============

         AT SEPTEMBER 30, 1994:

         AVAILABLE FOR SALE:
          Securities of the United States
           Government                                                          $    16,623,000           $    16,379,000
          Mortgage-backed securities                                               833,445,000               765,946,000
          Securities of public utilities                                            13,423,000                12,837,000
          Corporate bonds and notes                                                243,405,000               229,411,000
          Redeemable preferred stocks                                                1,375,000                 1,547,000
                                                                               ---------------           ---------------
          Total available for sale                                             $ 1,108,271,000           $ 1,026,120,000
                                                                               ===============           ===============

         HELD FOR INVESTMENT:
          Securities of the United States
           Government                                                          $    10,370,000           $    10,320,000
          Mortgage-backed securities                                                 8,831,000                 8,725,000
          Corporate bonds and notes                                                126,333,000               130,851,000
          Other debt securities                                                     30,351,000                30,351,000
                                                                               ---------------           ---------------
          Total held for investment                                            $   175,885,000           $   180,247,000
                                                                               ===============           ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.       INVESTMENTS (CONTINUED)

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale and held for investment by contractual maturity, as of September 30, 1995, follow:

                                                                                                                ESTIMATED
                                                                                        AMORTIZED                    FAIR
                                                                                             COST                   VALUE
                                                                                  ---------------         ---------------
         AVAILABLE FOR SALE:
           Due in one year or less                                                $    10,243,000         $    11,285,000
           Due after one year through five years                                       52,644,000              52,922,000
           Due after five years through ten years                                     223,820,000             222,362,000
           Due after ten years                                                         68,710,000              68,283,000
           Mortgage-backed securities                                               1,144,645,000           1,134,361,000
                                                                                  ---------------         ---------------
              Total available for sale                                            $ 1,500,062,000         $ 1,489,213,000
                                                                                  ===============         ===============

         HELD FOR INVESTMENT:
           Due in one year or less                                                $       500,000         $       500,000
           Due after one year through five years                                       33,465,000              35,103,000
           Due after five years through ten years                                      67,109,000              70,970,000
           Due after ten years                                                         48,449,000              50,053,000
           Mortgage-backed securities                                                   8,378,000               8,378,000
                                                                                  ---------------         ---------------
              Total held for investment                                           $   157,901,000         $   165,004,000
                                                                                  ===============         ===============

Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above because of prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.       INVESTMENTS (CONTINUED)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale and held for investment by major category follow:

                                                                                            GROSS                   GROSS
                                                                                       UNREALIZED              UNREALIZED
                                                                                            GAINS                  LOSSES
                                                                                   --------------         ---------------
         AT SEPTEMBER 30, 1995:

         AVAILABLE FOR SALE:
           Securities of the United States
              Government                                                           $    1,545,000         $       (51,000)
           Mortgage-backed securities                                                  12,117,000             (22,401,000)
           Securities of public utilities                                                    ---                  (18,000)
           Corporate bonds and notes                                                    5,344,000              (7,385,000)
                                                                                   --------------         ---------------
           Total available for sale                                                $   19,006,000         $   (29,855,000)
                                                                                   ==============         ===============
         HELD FOR INVESTMENT:
           Securities of the United States
              Government                                                           $      432,000         $       (14,000)
           Corporate bonds and notes                                                    6,685,000                    ---
                                                                                   --------------         ---------------
           Total held for investment                                               $    7,117,000         $       (14,000)
                                                                                   ==============         ===============

         AT SEPTEMBER 30, 1994:

         AVAILABLE FOR SALE:
           Securities of the United States
              Government                                                           $         ---          $      (244,000)
           Mortgage-backed securities                                                   2,852,000             (70,351,000)
           Securities of public utilities                                                    ---                 (586,000)
           Corporate bonds and notes                                                      753,000             (14,747,000)
           Redeemable preferred stocks                                                    172,000                    ---
                                                                                   --------------         ---------------
           Total available for sale                                                $    3,777,000         $   (85,928,000)
                                                                                   ==============         ===============
         HELD FOR INVESTMENT:
           Securities of the United States
              Government                                                           $       85,000         $      (135,000)
           Mortgage-backed securities                                                       7,000                (113,000)
           Corporate bonds and notes                                                    4,619,000                (101,000)
                                                                                   --------------         ---------------
           Total held for investment                                               $    4,711,000         $      (349,000)
                                                                                   ==============         ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.       INVESTMENTS (CONTINUED)

         At September 30, 1995, gross unrealized gains on equity securities aggregated $1,082,000 and gross unrealized losses aggregated $3,561,000. At September 30, 1994, gross unrealized gains on equity securities aggregated $878,000 and gross unrealized losses aggregated $2,117,000.

         Gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                              YEARS ENDED SEPTEMBER 30,
                                                               --------------------------------------------------------
                                                                         1995                 1994                 1993
                                                               -------------         -------------        -------------
         Bonds, notes and redeemable
           preferred stocks:
           Available for sale:
              Realized gains                                    $  15,983,000        $  12,760,000        $  20,193,000
              Realized losses                                     (21,842,000)         (31,066,000)          (8,132,000)

           Held for investment:
              Realized gains                                        2,413,000              890,000            5,194,000
              Realized losses                                        (586,000)          (1,913,000)            (257,000)

         Equities:
           Realized gains                                             994,000              467,000            2,445,000
           Realized losses                                           (114,000)            (303,000)          (2,653,000)

         Other investments:
           Realized gains                                           3,561,000                 ---               255,000
           Realized losses                                            (12,000)            (358,000)          (1,573,000)

         Impairment writedowns                                     (4,760,000)         (14,190,000)         (37,719,000)
                                                                -------------        -------------        -------------
         Total net realized
           investment losses                                    $  (4,363,000)       $ (33,713,000)       $ (22,247,000)
                                                                =============        =============        =============

         The net realized gains and losses included in bonds, notes and redeemable preferred stocks held for investment in 1995 and 1994 reflect net gains and losses realized upon redemptions, the net of which amounted to gains of $1,827,000 in 1995 and losses of $1,023,000 in 1994. In 1993, the net gains of $4,937,000 were realized on sales of securities totaling $77,077,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.       INVESTMENTS (CONTINUED)

         The sources and related amounts of investment income are as follows:

                                                                                               YEARS ENDED SEPTEMBER 30,
                                                                 -------------------------------------------------------
                                                                          1995                 1994                 1993
                                                                 -------------        -------------        -------------
         Short-term investments                                  $   8,308,000        $   4,648,000        $   7,278,000
         Bonds, notes and
           redeemable preferred
           stocks                                                  107,643,000           98,935,000          106,013,000
         Mortgage loans                                              7,419,000           12,133,000            9,418,000
         Common stocks                                                   3,000                1,000               15,000
         Real estate                                                   (51,000)           1,379,000              302,000
         Limited partnerships                                        5,128,000            9,487,000           12,064,000
         Other invested assets                                       1,016,000            1,175,000            2,501,000
                                                                 -------------        -------------        -------------
           Total investment income                               $ 129,466,000        $ 127,758,000        $ 137,591,000
                                                                 =============        =============        =============

         Expenses incurred to manage the investment portfolio amounted to $1,983,000 for the year ended September 30, 1995, $1,714,000 for the year ended September 30, 1994, and $1,478,000 for the year ended September 30, 1993 and are included in General and Administrative Expenses in the income statement.

         At September 30, 1995, no investment exceeded 10% of the Company's consolidated shareholder's equity.

         At September 30, 1995, mortgage loans were collateralized by properties located in 8 states, with loans totaling approximately 22% of the aggregate carrying value of the portfolio secured by properties located in Colorado, approximately 18% by properties located in California and approximately 17% by properties located in New Jersey. No more than 13% of the portfolio was secured by properties in any other single state.

         At September 30, 1995, bonds, notes and redeemable preferred stocks included $148,355,000 (at amortized cost, with fair value of $143,778,000) of investments not rated investment grade by either Standard & Poor's Corporation, Moody's Investors Service or under National Association of Insurance Commissioners' guidelines. The Company had no material concentrations of non-investment grade assets at September 30, 1995.

         At September 30, 1995, the amortized cost of investments in default as to the payment of principal or interest was $4,958,000 and the fair value was $3,500,000, all of which are unsecured non-investment grade bonds.

         At September 30, 1995, $5,108,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

         The Company has undertaken to dispose of certain real estate investments, having an aggregate carrying value of $55,798,000, during the next one to two years, to affiliated or nonaffiliated parties, and the Parent has

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.       INVESTMENTS (CONTINUED)

         guaranteed that the Company will receive its current carrying value for these assets.

3.       DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to the reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets, equity investments and real estate investments) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

         PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.       DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

         VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

         The estimated fair values of the Company's financial instruments at September 1995 and 1994, compared with their respective carrying values are as follows:

                                                                            CARRYING                      FAIR
                                                                               VALUE                     VALUE
                                                                     ---------------           ---------------
         1995:

         Assets:
           Cash and short-term investments                           $   249,209,000           $   249,209,000
           Bonds, notes and redeemable
              preferred stocks                                         1,647,114,000             1,654,217,000
           Mortgage loans                                                 94,260,000                95,598,000
           Variable annuity assets                                     5,230,246,000             5,230,246,000

         Liabilities:
           Reserves for fixed annuity
              contracts                                                1,497,052,000             1,473,757,000
           Reserves for guaranteed
              investment contracts                                       277,095,000               277,095,000
           Payable to brokers for
              purchases of securities                                    155,861,000               155,861,000
           Variable annuity liabilities                                5,230,246,000             5,077,257,000
           Subordinated notes payable to
              Parent                                                      34,000,000                34,620,000
                                                                     ===============           ===============
         1994:

         Assets:
           Cash and short-term investments                           $   157,438,000           $   157,438,000
           Bonds, notes and redeemable
              preferred stocks                                         1,202,005,000             1,206,367,000
           Mortgage loans                                                108,332,000               104,835,000
           Variable annuity assets                                     4,486,703,000             4,486,703,000

         Liabilities:
           Reserves for fixed annuity
              contracts                                                1,437,488,000             1,411,117,000
           Payable to brokers for purchases
              of securities                                              124,624,000               124,624,000
           Variable annuity liabilities                                4,486,703,000             4,335,753,000
           Subordinated notes payable to
              Parent                                                      34,000,000                33,897,000
                                                                     ===============           ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.       SUBORDINATED NOTES PAYABLE TO PARENT

         Subordinated notes payable to Parent bear interest at a weighted average rate of 7.20% (with rates ranging from 7.00% to 9.00%) and require principal payments of $22,500,000 in 1996, $4,000,000 in 1997 and $7,500,000 in 1998.


5.       CONTINGENT LIABILITIES

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

6.       SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1995, 1994 and 1993, 3,511 shares are outstanding. Changes in shareholder's equity are as follows:

                                                                                                        YEARS ENDED SEPTEMBER 30,
                                                                          -------------------------------------------------------
                                                                                   1995                 1994                 1993
                                                                          -------------        -------------        -------------
          RETAINED EARNINGS:
            Beginning balance                                             $ 152,088,000        $ 127,936,000        $  86,218,000
            Net income                                                       39,258,000           24,152,000           41,718,000
                                                                          -------------        -------------        -------------
            Ending balance                                                $ 191,346,000        $ 152,088,000        $ 127,936,000
                                                                          =============        =============        =============

          NET UNREALIZED GAINS (LOSSES)
           ON DEBT AND EQUITY SECURITIES
           AVAILABLE FOR SALE:
            Beginning balance                                             $ (24,953,000)       $ (13,230,000)       $ (20,127,000)
            Change in net unrealized
              gains (losses) on debt
              securities available
              for sale                                                       71,302,000          (69,407,000)           4,998,000
            Change in net unrealized
              gains (losses) on equity
              securities available
              for sale                                                       (1,240,000)            (753,000)           1,899,000
            Change in adjustment to
              deferred acquisition costs                                    (40,400,000)          45,000,000                 ---
            Tax effects of net changes                                      (10,382,000)          13,437,000                 ---
                                                                          -------------        -------------        -------------
            Ending balance                                                $  (5,673,000)       $ (24,953,000)       $ (13,230,000)
                                                                          =============        =============        =============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.       SHAREHOLDER'S EQUITY (CONTINUED)

         Dividends which the Company may pay to its shareholder in any year without prior approval of the California Insurance Commissioner are limited by statute. Under California insurance law, without prior approval of the insurance commissioner, dividends and distributions to shareholders are limited to the greater of (i) 10% of the preceding December 31 balance of statutory surplus as regards policyholders or
         (ii) the prior calendar year's net statutory gain from operations. In addition, new law requires prior notice of any dividend and grants the commissioner authority to order that a dividend not be paid. No dividends were paid in fiscal years 1995, 1994 or 1993.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1995 was $34,477,000. The statutory net income for the year ended December 31, 1994 was $35,060,000 and for the year ended December 31, 1993 was $51,686,000. The Company's statutory capital and surplus was $260,454,000 at September 30, 1995, $219,577,000 at December 31, 1994 and $199,082,000 at December 31,
         1993.

7.       INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:

                                                     NET REALIZED
                                                       INVESTMENT
                                                    GAINS (LOSSES)        OPERATIONS                TOTAL
                                                     ------------       ------------         ------------
         1995:
         Currently payable                           $  4,248,000       $ 22,980,000         $ 27,228,000
         Deferred                                      (6,113,000)         4,624,000           (1,489,000)
                                                     ------------       ------------         ------------

         Total income tax expense                    $ (1,865,000)      $ 27,604,000         $ 25,739,000
                                                     ============       ============         ============
         1994:
         Currently payable                           $ (6,825,000)      $ 10,135,000         $  3,310,000
         Deferred                                      (1,320,000)        20,715,000           19,395,000
                                                     ------------       ------------         ------------

         Total income tax expense                    $ (8,145,000)      $ 30,850,000         $ 22,705,000
                                                     ============       ============         ============
         1993:
         Currently payable                           $   (836,000)      $ 19,648,000         $ 18,812,000
         Deferred                                      (6,819,000)         9,801,000            2,982,000
                                                     ------------       ------------         ------------

         Total income tax expense                    $ (7,655,000)      $ 29,449,000         $ 21,794,000
                                                     ============       ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.       INCOME TAXES (CONTINUED)

         Income taxes computed at the United States federal income tax rate of 35% for 1995 and 1994 and 34.75% for 1993 and income taxes provided differ as follows:


                                                                                   YEARS ENDED SEPTEMBER 30,
                                                    --------------------------------------------------------
                                                             1995                  1994                 1993
                                                    -------------         -------------       --------------
         Amount computed at
            statutory rate                          $  22,749,000         $  23,562,000       $   22,000,000
         Increases (decreases)
            resulting from:
              Amortization of differences
                between book and tax
                bases of net assets
                acquired                                3,049,000               465,000            1,423,000
              State income taxes, net of
                federal tax benefit                       437,000              (662,000)            (223,000)
              Tax credits                                (168,000)             (612,000)          (1,849,000)
              Other                                      (328,000)              (48,000)             443,000
                                                   --------------        --------------       --------------
         Total income tax expense                  $   25,739,000        $   22,705,000       $   21,794,000
                                                   ==============        ==============       ==============

         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1995. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.       INCOME TAXES (CONTINUED)

         Effective October 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, the cumulative effect of this change in accounting for income taxes was recorded during the quarter ended December 31, 1993 to increase the liability for deferred income taxes by $20,463,000.

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                          SEPTEMBER 30,        SEPTEMBER 30,
                                                                                   1995                 1994
                                                                          -------------        -------------
         Deferred tax liabilities:
           Investments                                                    $  14,181,000        $  17,079,000
           Deferred acquisition costs                                       118,544,000          117,200,000
           State income taxes                                                 1,847,000            2,917,000
                                                                          -------------        -------------
           Total deferred tax liabilities                                   134,572,000          137,196,000
                                                                          -------------        -------------
         Deferred tax assets:
           Contractholder reserves                                          (55,910,000)         (54,819,000)
           Guaranty fund assessments                                         (1,123,000)          (1,197,000)
           Deferred expenses                                                 (1,025,000)          (3,177,000)
           Net unrealized losses on certain
             debt and equity securities                                      (3,055,000)         (13,436,000)
                                                                          -------------        -------------
           Total deferred tax assets                                        (61,113,000)         (72,629,000)
                                                                          -------------        -------------

         Deferred income taxes                                            $  73,459,000        $  64,567,000
                                                                          =============        =============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.       RELATED PARTY MATTERS

         The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. These broker-dealers represent a significant portion of the Company's business, amounting to approximately 28.2%, 28.3% and 30.6% of premiums in 1995, 1994 and 1993, respectively. Commissions paid to these broker-dealers totaled $19,828,000 in 1995, $18,725,000 in 1994 and $17,541,000 in 1993.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $42,083,000 for the year ended September 30, 1995, $36,934,000 for the year ended September 30, 1994 and $32,711,000 for the year ended September 30, 1993.

         During the year ended September 30, 1994, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000. During the year ended September 30, 1993, the Company sold to the Parent various invested assets for cash equal to their carrying values of $88,488,000 (including real estate of $45,668,000).

         During the year ended September 30, 1993, the Company sold to SunAmerica Life Insurance Company various invested assets with carrying values of $46,332,000 for cash of $46,334,000 and recorded net gains of $2,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


9.       BUSINESS SEGMENTS

         The Company has three business segments: annuity operations, asset management, and broker-dealer operations. Respectively, these include the sale of fixed and variable annuities; the management and marketing of mutual funds; and the sale of securities and financial services products. Summarized data for the years ended September 30, 1995, 1994 and 1993 follow:


                                                         TOTAL
                                                  DEPRECIATION
                                                           AND
                                     TOTAL        AMORTIZATION              PRETAX             TOTAL
                                  REVENUES             EXPENSE              INCOME            ASSETS
                             -------------       -------------       -------------    --------------
1995:
Annuity operations           $ 205,698,000       $  36,642,000       $  55,462,000    $7,667,946,000
Asset management                30,253,000          24,069,000             510,000        86,510,000
Broker-dealer operations        23,525,000             411,000           9,025,000        29,241,000
                             -------------       -------------       -------------    --------------
   Total                     $ 259,476,000       $  61,122,000       $  64,997,000    $7,783,697,000
                             =============       =============       =============    ==============
1994:
Annuity operations           $ 171,553,000       $  26,298,000       $  52,284,000    $6,473,065,000
Asset management                32,803,000          19,330,000           7,916,000       102,192,000
Broker-dealer operations        19,272,000             408,000           7,120,000        26,869,000
                             -------------       -------------       -------------    --------------
   Total                     $ 223,628,000       $  46,036,000       $  67,320,000    $6,602,126,000
                             =============       =============       =============    ==============
1993:
Annuity operations           $ 181,057,000       $  23,634,000       $  42,682,000    $6,545,966,000
Asset management                33,826,000           8,853,000          14,806,000        98,137,000
Broker-dealer operations        16,904,000             440,000           6,024,000        27,286,000
                             -------------       -------------       -------------    --------------
   Total                     $ 231,787,000       $  32,927,000       $  63,512,000    $6,671,389,000
                             =============       =============       =============    ==============

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                               NOVEMBER 30, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS


January 22, 1996


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity)


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at November 30, 1995, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          VARIABLE SEPARATE ACCOUNT
             (Portion Relating to the PATHWAY Variable Annuity)
                                     OF
                    ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               November 30, 1995



                                  Growth      International       Growth-Income      Asset Allocation
                                  Series             Series              Series                Series
                            -------------------------------------------------------------------------
Assets:
  Investments in Anchor
    Pathway Fund,
    at market value         $897,275,485       $228,134,336        $882,143,460          $153,608,289

Liabilities                            0                  0                   0                     0
                            -------------------------------------------------------------------------

Net Assets                  $897,275,485       $228,134,336        $882,143,460          $153,608,289
                            =========================================================================


Accumulation units
  outstanding                 15,740,421         15,613,034          18,752,182             7,953,647
                            =========================================================================

Unit value of
  accumulation units              $57.00             $14.62              $47.04                $19.31
                            =========================================================================

                                            U.S. Government/              Cash
                              High-Yield           AAA-Rated        Management
                             Bond Series   Securities Series            Series                TOTAL
                            -----------------------------------------------------------------------
Assets:
  Investments in Anchor
    Pathway Fund,
    at market value         $146,590,026        $134,938,013      $100,872,015       $2,543,561,624


Liabilities                            0                   0                 0                    0
                            -----------------------------------------------------------------------


Net Assets                  $146,590,026        $134,938,013      $100,872,015       $2,543,561,624
                            =======================================================================



Accumulation units
  outstanding                  4,114,675           6,505,460         5,851,566
                            ==================================================


Unit value of
  accumulation units              $35.62              $20.73            $17.24
                            ==================================================



                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (Portion related to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               November 30, 1995



                                                                             Market Value             Market
               Variable Accounts                           Shares               Per Share              Value               Cost
               ----------------------------------------------------------------------------------------------------------------
               Growth Series                           20,626,949                  $43.50     $  897,275,485     $  641,792,702

               International Series                    16,407,251                   13.90        228,134,336        200,753,951

               Growth-Income Series                    27,884,569                   31.64        882,143,460        640,656,979

               Asset Allocation Series                 10,056,557                   15.27        153,608,289        120,947,967

               High-Yield Bond Series                  10,773,274                   13.61        146,590,026        145,509,748

               U.S. Government/
               AAA-Rated Securities Series             11,261,826                   11.98        134,938,013        133,080,890

               Cash Management Series                   8,661,768                   11.65        100,872,015         99,334,507
                                                                                              ---------------------------------

                                                                                              $2,543,561,624     $1,982,076,744
                                                                                              =================================





                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (Portion related to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               November 30, 1995

                                                            Growth     International     Growth-Income   Asset Allocation
                                                            Series            Series            Series             Series
                                                      -------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions           $ 58,085,000       $12,920,000      $ 82,555,000        $11,040,000
                                                      -------------------------------------------------------------------
     Total investment income                            58,085,000        12,920,000        82,555,000         11,040,000
                                                      -------------------------------------------------------------------
Expenses:
  Mortality risk charge                                 (6,578,241)       (1,888,891)       (6,561,699)        (1,180,270)
  Expense risk charge                                   (2,877,980)         (826,390)       (2,870,744)          (516,368)
  Distribution expense charge                           (1,233,420)         (354,167)       (1,230,319)          (221,301)
                                                      -------------------------------------------------------------------
     Total expenses                                    (10,689,641)       (3,069,448)      (10,662,762)        (1,917,939)
                                                      -------------------------------------------------------------------
Net investment income                                   47,395,359         9,850,552        71,892,238          9,122,061
                                                      -------------------------------------------------------------------
Realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                         203,945,296        97,526,772       143,409,486         33,363,553
     Cost of shares sold                              (161,158,229)      (89,547,908)     (115,355,101)       (29,110,580)
                                                      -------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                               42,787,067         7,978,864        28,054,385          4,252,973
                                                      -------------------------------------------------------------------
Net unrealized appreciation/depreciation
  of investments:
     Beginning of period                                95,804,217        23,972,862       115,154,447          8,130,452
     End of period                                     255,482,783        27,380,385       241,486,481         32,660,322
                                                      -------------------------------------------------------------------
Change in net unrealized appreciation/depreciation
  of investments                                       159,678,566         3,407,523       126,332,034         24,529,870
                                                      -------------------------------------------------------------------
Increase in net assets from operations                $249,860,992       $21,236,939      $226,278,657        $37,904,904
                                                      ===================================================================


                                                                      U.S. Government/             Cash
                                                       High-Yield            AAA-Rated       Management
                                                      Bond Series    Securities Series           Series             TOTAL
                                                      -------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions           $17,030,000          $15,330,000       $6,356,300      $203,316,300
                                                      -------------------------------------------------------------------
    Total investment income                            17,030,000           15,330,000        6,356,300       203,316,300
                                                      -------------------------------------------------------------------
Expenses:
  Mortality risk charge                                (1,144,796)          (1,149,501)      (1,126,557)      (19,629,955)
  Expense risk charge                                    (500,848)            (502,907)        (492,868)       (8,588,105)
  Distribution expense charge                            (214,649)            (215,531)        (211,229)       (3,680,616)
                                                      -------------------------------------------------------------------
    Total expenses                                     (1,860,293)          (1,867,939)      (1,830,654)      (31,898,676)
                                                      -------------------------------------------------------------------
Net investment income                                  15,169,707           13,462,061        4,525,646       171,417,624
                                                      -------------------------------------------------------------------
Realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                         51,621,441           53,863,819      289,459,896       873,190,263
     Cost of shares sold                              (53,677,122)         (55,118,988)    (287,902,742)     (791,870,670)
                                                      -------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                              (2,055,681)          (1,255,169)       1,557,154        81,319,593
                                                      -------------------------------------------------------------------
Net unrealized appreciation/depreciation
  of investments:
     Beginning of period                               (8,720,481)          (5,403,423)       1,934,037       230,872,111
     End of period                                      1,080,278            1,857,123        1,537,508       561,484,880
                                                      -------------------------------------------------------------------
Change in net unrealized appreciation/depreciation
  of investments                                        9,800,759            7,260,546         (396,529)      330,612,769
                                                      -------------------------------------------------------------------
Increase in net assets from operations                $22,914,785          $19,467,438       $5,686,271      $583,349,986
                                                      ===================================================================

                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               November 30, 1995

                                                                                                  Asset
                                              Growth    International     Growth-Income      Allocation
                                              Series           Series            Series          Series
                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income                 $ 47,395,359     $  9,850,552      $ 71,892,238    $  9,122,061
  Net realized gains (losses) from
    securities transactions               42,787,067        7,978,864        28,054,385       4,252,973
  Change in net unrealized
    appreciation/depreciation of
    investments                          159,678,566        3,407,523       126,332,034      24,529,870
                                        ---------------------------------------------------------------
     Increase in net assets from
       operations                        249,860,992       21,236,939       226,278,657      37,904,904
                                        ---------------------------------------------------------------
From capital transactions:
  Net proceeds from units sold            19,722,464        6,916,813        16,265,961       2,456,876
  Cost of units redeemed                (126,938,659)     (31,899,343)     (134,266,945)    (28,668,986)
  Net transfers                           42,028,410      (27,617,774)        7,894,297        (762,214)
                                        ---------------------------------------------------------------
     Decrease in net assets from
       capital transactions              (65,187,785)     (52,600,304)     (110,106,687)    (26,974,324)
                                        ---------------------------------------------------------------
Increase (decrease) in net assets        184,673,207      (31,363,365)      116,171,970      10,930,580
Net assets at beginning of period        712,602,278      259,497,701       765,971,490     142,677,709
                                        ---------------------------------------------------------------
Net assets at end of period             $897,275,485     $228,134,336      $882,143,460    $153,608,289
                                        ===============================================================
ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                                   396,886          504,968           401,649         145,560
Units redeemed                            (2,511,273)      (2,303,679)       (3,286,354)     (1,680,655)
Units transferred                            834,921       (2,082,047)          185,102         (69,592)
                                        ---------------------------------------------------------------
Decrease in units outstanding             (1,279,466)      (3,880,758)       (2,699,603)     (1,604,687)
Beginning units                           17,019,887       19,493,792        21,451,785       9,558,334
                                        ---------------------------------------------------------------
Ending units                              15,740,421       15,613,034        18,752,182       7,953,647
                                        ===============================================================


                                                     U.S. Government/
                                                            AAA-Rated              Cash
                                          High-Yield       Securities        Management
                                         Bond Series           Series            Series           TOTAL
                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income                 $ 15,169,707     $ 13,462,061      $  4,525,646    $171,417,624
  Net realized gains (losses) from
    securities transactions               (2,055,681)      (1,255,169)        1,557,154      81,319,593
  Change in net unrealized
    appreciation/depreciation of
    investments                            9,800,759        7,260,546          (396,529)    330,612,769
                                        ---------------------------------------------------------------
     Increase in net assets from
       operations                         22,914,785       19,467,438         5,686,271     583,349,986
                                        ---------------------------------------------------------------
From capital transactions:
  Net proceeds from units sold             2,562,573       1,654,003          4,627,334      54,206,024
  Cost of units redeemed                 (24,309,890)     (29,660,948)      (58,505,044)   (434,249,815)
  Net transfers                           17,955,809       (5,890,457)      (37,332,946)     (3,724,875)
                                        ---------------------------------------------------------------
     Decrease in net assets from
       capital transactions               (3,791,508)     (33,897,402)      (91,210,656)   (383,768,666)
                                        ---------------------------------------------------------------
Increase (decrease) in net assets         19,123,277      (14,429,964)      (85,524,385)    199,581,320
Net assets at beginning of period        127,466,749      149,367,977       186,396,400   2,343,980,304
                                        ---------------------------------------------------------------
Net assets at end of period             $146,590,026     $134,938,013      $100,872,015  $2,543,561,624
                                        ===============================================================
ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                                    78,057           86,387           274,417
Units redeemed                              (733,237)      (1,534,528)       (3,459,826)
Units transferred                            569,721         (288,010)       (2,220,944)
                                        -----------------------------------------------
Decrease in units outstanding                (85,459)      (1,736,151)       (5,406,353)
Beginning units                            4,200,134        8,241,611        11,257,919
                                        -----------------------------------------------
Ending units                               4,114,675        6,505,460         5,851,566
                                        ===============================================


                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               November 30, 1994


                                              Growth    International     Growth-Income     Asset Allocation
                                              Series           Series            Series               Series
                                        --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income                 $ 51,532,160     $  2,869,942      $ 57,011,288         $  8,993,904
  Net realized gains from securities
    transactions                          38,800,882        9,578,815        21,605,401            2,127,527
  Change in net unrealized
    appreciation/depreciation of
    investments                          (76,982,037)      (1,127,211)      (72,547,202)         (14,313,148)
                                        --------------------------------------------------------------------

     Increase (decrease) in net assets
       from operations                    13,351,005       11,321,546         6,069,487           (3,191,717)
                                        --------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold            22,691,331       14,033,734        18,879,668            3,997,182
  Cost of units redeemed                 (75,766,052)     (22,861,870)     (102,158,995)         (15,050,728)
  Net transfers                           16,925,776       64,842,130       (19,534,578)          (9,632,527)
                                        --------------------------------------------------------------------

     Increase (decrease) in net assets
       from capital transactions         (36,148,945)      56,013,994      (102,813,905)         (20,686,073)
                                        --------------------------------------------------------------------

Increase (decrease) in net assets        (22,797,940)      67,335,540       (96,744,418)         (23,877,790)
Net assets at beginning of period        735,400,218      192,162,161       862,715,908          166,555,499
                                        --------------------------------------------------------------------

Net assets at end of period             $712,602,278     $259,497,701      $765,971,490         $142,677,709
                                        ====================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                                   542,622        1,044,215           524,125              263,209
Units redeemed                            (1,842,903)      (1,701,094)       (2,851,115)            (996,892)
Units transferred                            404,749        4,747,347          (542,306)            (634,289)
                                        --------------------------------------------------------------------

Increase (decrease) in units
  outstanding                               (895,532)       4,090,468        (2,869,296)          (1,367,972)
Beginning units                           17,915,419       15,403,324        24,321,081           10,926,306
                                        --------------------------------------------------------------------

Ending units                              17,019,887       19,493,792        21,451,785            9,558,334
                                        ====================================================================

                                                          U.S. Government/            Cash
                                          High-Yield             AAA-Rated      Management
                                         Bond Series     Securities Series          Series              TOTAL
                                        ---------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income                 $ 18,557,520           $17,517,527    $  1,928,014     $  158,410,355
  Net realized gains from securities
    transactions                           1,689,886             2,025,909          13,862         75,842,282
  Change in net unrealized
    appreciation/depreciation of
    investments                          (29,028,483)          (30,083,682)      2,061,583       (222,020,180)
                                        ---------------------------------------------------------------------

     Increase (decrease) in net assets
       from operations                   (8,781,077)          (10,540,246)      4,003,459         12,232,457
                                        ---------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold             3,880,789             3,670,318       6,881,317         74,034,339
  Cost of units redeemed                 (25,111,670)          (31,916,977)    (47,315,872)      (320,182,164)
  Net transfers                          (33,035,926)          (40,414,259)     30,443,720          9,594,336
                                        ---------------------------------------------------------------------

     Increase (decrease) in net assets
       from capital transactions         (54,266,807)          (68,660,918)     (9,990,835)      (236,553,489)
                                        ---------------------------------------------------------------------

Increase (decrease) in net assets        (63,047,884)          (79,201,164)     (5,987,376)      (224,321,032)
Net assets at beginning of period        190,514,633           228,569,141     192,383,776      2,568,301,336
                                        ---------------------------------------------------------------------

Net assets at end of period             $127,466,749          $149,367,977    $186,396,400     $2,343,980,304
                                        =====================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                                   123,136               197,316         420,947
Units redeemed                              (796,783)           (1,715,853)     (2,900,801)
Units transferred                         (1,033,560)           (2,174,544)      1,862,315
                                        --------------------------------------------------

Increase (decrease) in units
  outstanding                             (1,707,207)           (3,693,081)       (617,539)
Beginning units                            5,907,341            11,934,692      11,875,458
                                        --------------------------------------------------

Ending units                               4,200,134             8,241,611      11,257,919
                                        ==================================================




                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of seven variable series (the "Variable Accounts"). Each of the Variable Accounts is invested in shares of a designated series of a mutual fund, the Anchor Pathway Fund (the "Fund"). The Fund is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in the investment activities of the Fund. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. If no election is made, all payments are allocated to the Cash Management Series of the Separate Account. The financial statements include balances allocated by the contractholder to the seven Variable Accounts and do not include balances allocated to the General Account.

         The investment objectives and policies of the seven series of the Fund are summarized below:

         The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics.

         The INTERNATIONAL SERIES seeks long-term growth of capital by investing in securities of issuers domiciled outside the United States.

         The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in securities which demonstrate the potential for appreciation and/or dividends.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

         The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

         The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment advisor.

         The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

         Investments in the variable series of the Fund are valued at the net asset value of the shares of the designated series of the Fund. Securities transactions are valued on the date the securities are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Fund are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         CONTINGENT DEFERRED SALES CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the part of the first withdrawal in a contract year that does not exceed 10% of the total of purchase payments made more than one year prior to the date of withdrawal. A contingent deferred sales charge of 5% is paid to the Company on withdrawals in excess of the free withdrawal amount attributable to purchase payments made within five years prior to the date of withdrawal.

         CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




2.       CHARGES AND DEDUCTIONS (continued)

         MORTALITY RISK CHARGE: The Company deducts a mortality risk charge as compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide a death benefit if the contractholder dies prior to the date annuity payments begin. The Company guarantees that the mortality risk charge will not increase, regardless of actual expenses. As compensation for this, the Company deducts an amount, computed on a daily basis, which is equal to an annual rate of 0.80% of the net asset value of each series.

         EXPENSE RISK CHARGE: The Company guarantees that the contract administration charge will not increase, regardless of actual expenses. As compensation for this guarantee, the Company deducts an amount, computed on a daily basis, which is equal to an annual rate of 0.35% of the net asset value of each series.

         DISTRIBUTION EXPENSE CHARGE: The Company guarantees that the contingent deferred sales charge will not increase. As compensation for assuming this distribution expense risk, the Company deducts an amount, computed on a daily basis, which is equal to an annual rate of 0.15% of the net asset value of each series.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



3.       INVESTMENT IN ANCHOR PATHWAY FUND

         The aggregate cost of the Fund's shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1995 consist of the following:

                                                         Cost of Shares                  Proceeds from
         Variable Accounts                                     Acquired                    Shares Sold
         ---------------------------------              ---------------                ---------------
         Growth Series                                  $   186,152,871                $   203,945,296

         International Series                                54,777,020                     97,526,772

         Growth-Income Series                               105,195,038                     143,409,486

         Asset Allocation Series                             15,511,290                     33,363,553

         High-Yield Bond Series                              62,999,641                      51,621,441

         U.S. Government/AAA-Rated
            Securities Series                                33,428,478                     53,863,819

         Cash Management Series                             202,774,885                     289,459,896
                                                        ===============                 ===============


4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION



Item 24. Financial Statements and Exhibits

(a)    Financial Statements

         The following financial statements are included in Part A of the Registration Statement:

                 None.

         The following financial statements are included in Part B of the Registration Statement:

                 Consolidated Financial Statements of Anchor National Life Insurance Company for the fiscal year ended September 30, 1995.

                 Financial Statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) for the fiscal year ended November 30, 1995.


(b)    Exhibits


(1)      Resolutions Establishing Separate Account......    Previously Filed
(2)      Custody Agreements.............................    Not Applicable
(3)      (a) Form of Distribution Contract..............    Previously Filed
         (b) Selling Agreement..........................    Previously Filed
(4)      Variable Annuity Contract......................    Previously Filed
(5)      Application for Contract.......................    Previously Filed
(6)      Depositor - Corporate Documents
         (a) Certificate of Incorporation...............    Previously Filed
         (b) By-Laws....................................    Previously Filed
(7)      Reinsurance Contract...........................    Not Applicable
(8)      Form of Fund Participation Agreement...........    Previously Filed
(9)      Opinion of Counsel.............................    Previously Filed
         Consent of Counsel.............................    Previously Filed
(10)     Consent of Independent Accountants.............    Filed Herewith
(11)     Financial Statements Omitted from Item 23......    None
(12)     Initial Capitalization Agreement...............    Not Applicable
(13)     Performance Computations.......................    Not Applicable
(14)     Diagram and Listing of All Persons Directly
         or Indirectly Controlled By or Under Common
         Control with Anchor National Life Insurance
         Company, the Depositor of Registrant...........    Filed Herewith
(15)     Powers of Attorney.............................    Previously Filed
(27)     Financial Data Schedules.......................    Filed Herewith



Item 25. Directors and Officers of the Depositor

         The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                       Position
----                                       --------
Eli Broad                         Chairman, President and
                                    Chief Executive Officer
Jay S. Wintrob                    Director and Executive
                                    Vice President
Peter McMillan                    Director
Jana W. Greer                     Director and Senior Vice President
James R. Belardi                  Director, Senior Vice President and
                                    Treasurer

Lorin M. Fife                     Director, Senior Vice President,
                                    General Counsel and Assistant
                                    Secretary
Susan L. Harris                   Director, Senior Vice President
                                    and Secretary
Gary W. Krat                      Director and Senior Vice President
Scott L. Robinson                 Director and Senior Vice President
N. Scott Gillis                   Senior Vice President and
                                    Controller
Edwin R. Reoliquio                Senior Vice President and Chief
                                    Actuary
Scott H. Richland                 Vice President and Assistant
                                    Treasurer
Victor E. Akin                    Vice President
Michael L. Fowler                 Vice President
J. Franklin Grey                  Vice President
Keith B. Jones                    Vice President
Michael Lindquist                 Vice President
Edward P. Nolan*                  Vice President
Greg Outcalt                      Vice President
James W. Rowan                    Vice President
------------------

* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525



Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

         The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27. Number of Contract Owners


         As of November 30, 1995, the number of Contracts funded by the Variable Separate Account was 61,253, of which 29,749 were owners of Qualified Contracts and 31,504 were owners of Non-Qualified Contracts.



Item 28. Indemnification

         None.

Item 29. Principal Underwriter

         SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

         Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


         Name                              Position with Distributor
         ----                              -------------------------
         Peter Harbeck                     Director and President
         Robert M. Zakem                   Director, Executive Vice
                                             President and Assistant
                                             Secretary
         Gary W. Krat                      Director
         Enrique Lopez-Balboa              Vice President
         Steven Rothstein                  Treasurer
         Susan L. Harris                   Secretary
         Lorin M. Fife                     Assistant Secretary
         Barbara McInerney                 Assistant Secretary



                 Net
                 Distribution     Compensation
Name of          Discounts and    on Redemption    Brokerage
Distributor      Commissions      Annuitization    Commission   Commissions*
-----------      -------------    -------------    ----------   ------------
SunAmerica       None             None             None          None
 Capital
 Services, Inc.

------------------
* Distribution fee is paid by Anchor National Life Insurance Company.


Item 30. Location of Accounts and Records

         Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31. Management Services

         Not Applicable.


Item 32. Undertakings

         Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and

(3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Representation

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                          SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 25th day of January, 1996.

                          VARIABLE SEPARATE ACCOUNT
                                  (Registrant)

                          By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                  (Depositor)

                          By: /s/ JAY S. WINTROB
                              --------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


                          By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     (Depositor, on behalf of itself and Registrant)

                          By: /s/ JAY S. WINTROB
                              --------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                 TITLE                             DATE
ELI BROAD*                President, Chief
--------------------      Executive Officer and
Eli Broad                 Chairman  of the Board
                          (Principal Executive
                              Officer)


SCOTT L. ROBINSON*        Senior Vice President
--------------------          and Director
Scott L. Robinson         (Principal Financial
                              Officer)


SCOTT GILLIS*             Senior Vice President
--------------------          and Controller
N. Scott Gillis           (Principal Accounting
                              Officer)


JAMES R. BELARDI*             Director
--------------------
James R. Belardi


/s/ LORIN M. FIFE             Director             January 25, 1996
--------------------
Lorin M. Fife


JANA W. GREER*                Director
--------------------
Jana W. Greer

SUSAN L. HARRIS*              Director
--------------------
Susan L. Harris

GARY W. KRAT*                 Director
--------------------
Gary W. Krat


PETER MCMILLAN*               Director
--------------------
Peter McMillan


JAY S. WINTROB*               Director
--------------------
Jay S. Wintrob



* By: /s/ LORIN M. FIFE       Attorney-in-Fact
     -------------------
         Lorin M. Fife

Date:  January 25, 1996

                                 EXHIBIT INDEX


                                                            Sequentially
Exhibit          Description                                Numbered Pages
-------          -----------                                --------------
(10)             Consent of Independent Accountants

(14)             Diagram and Listing of All Persons
                 Directly or Indirectly Controlled
                 By or Under Common Control with
                 Anchor National Life Insurance
                 Company, the Depositor of Registrant

(27)             Financial Data Schedules